The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Diversified Bond Portfolio

Diversified Conservative Growth Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

Zero Coupon Bond Portfolio 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

7	PRINCIPAL RISKS

10	EVALUATING PERFORMANCE

26	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

28	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

Conservative Balanced Portfolio

Diversified Bond Portfolio

Diversified Conservative Growth Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

Zero Coupon Bond Portfolio 2005

49	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts

Asset-Backed Securities

Collateralized Debt Obligations

Convertible Debt and Convertible Preferred Stock

Credit Default Swaps

Credit-Linked Securities

Derivatives

Dollar Rolls

Equity Swaps

Event-Linked Bonds

Forward Foreign Currency Exchange Contracts

Futures Contracts

Interest Rate Swaps

Joint Repurchase Account

Loans and Assignments

Mortgage-Related Securities

Options

Real Estate Investment Trusts

Repurchase Agreements

Reverse Repurchase Agreements

Short Sales

Short Sales Against-the-Box

Swap Options

Swaps

Total Return Swaps

When-Issued and Delayed Delivery Securities

52	HOW THE FUND IS MANAGED

Board of Directors

Investment Adviser

Investment Subadvisers

Portfolio Managers

60	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value

Distributor

62	OTHER INFORMATION

Federal Income Taxes

Monitoring for Possible Conflicts

62	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not

1

be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade

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securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	mortgage risk
•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

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Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk
•	interest rate risk
•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	industry/sector risk
•	interest rate risk
•	management risk
•	market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk

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•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	credit risk
•	foreign investment risk
•	interest rate risk
•	management risk
•	market risk

Zero Coupon Bond Portfolio 2005

Investment Objective: highest predictable compound investment for a specific period of time, consistent with safety of invested capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio’s liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	interest rate risk
•	management risk
•	market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

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Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

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Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

*    *    *

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

11

Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (5/3/99)
Class I shares	21.57%	5.12%
S&P 500 Index**	28.67%	-2.44%
Diversified Conservative Growth Custom Blended Index***	20.26%	3.99%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.26%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). The “Since Inception” return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

12

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

13

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

14

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

15

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

16

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

17

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

18

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)	SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%	2.46%	—
Class II shares	28.80%	—	-0.81%
S&P 500 Index**	28.67%	-2.44%	-3.81%
Russell® 1000 Index***	29.89%	-1.87%	-3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-2.88%	-5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%	0.65%	-2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio

19

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%
*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

20

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

24.94% (2nd quarter of 1999)	-21.60% (4th quarter of 1997)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	39.00%	24.46%	13.28%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	33.70%	14.55%	7.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

22

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

23

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

24

Zero Coupon Bond Portfolio 2005

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

Best Quarter	Worst Quarter

12.13% (2nd quarter of 1995)	-7.55% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	1.90%	5.47%	6.76%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) Target Maturity Funds Average***	2.50%	5.95%	7.27%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

25

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Diversified Conservative Growth Portfolio	N/A	0.75%	None	0.23%	0.98%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Jennison 20/20 Focus Portfolio	N/A	0.75%	None	0.20%	0.95%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Natural Resources Portfolio	N/A	0.45%	None	0.06%	0.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%	None	0.26%	0.66%

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Diversified Conservative Growth Portfolio	100	312	542	1,201
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Jennison 20/20 Focus Portfolio	97	303	525	1,166
Money Market Portfolio	45	141	246	555
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
Zero Coupon Bond 2005 Portfolio	67	211	368	822

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

30

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar- weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.)

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

32

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison Associates LLC	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison Associates LLC	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.
•	Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.
•	Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.
•	Invest in delayed delivery and when-issued securities.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Preferred stock.
•	Convertible debt.
•	Debt from emerging markets.
•	Event-linked bonds.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

33

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

34

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

35

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

36

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S. investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

37

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

38

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•	Purchase or sell securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

42

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

43

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

44

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

45

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

46

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Zero Coupon Bond Portfolio 2005

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest at least 80% of the Portfolio’s investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio seeks a higher yield than would be realized by just holding the Portfolio’s initial investments. We actively manage the Portfolio to take advantage of trading opportunities that may arise from supply and demand dynamics or perceived differences in the quality or liquidity of securities. By pursuing this strategy, the Portfolio has the risk that it will not realize the yield of its initial investments.

The Portfolio invests only in debt securities that do not involve substantial risk of loss of capital through default and that can be readily sold. Although these securities are not high-risk, their value does vary because of changes in interest rates. In order to lessen the impact of interest rate changes, we will keep the duration of the Portfolio within one year of the Portfolio’s liquidation date. (Duration is a measure of a “length” of a bond, or in this case, a portfolio of bonds. It is a mathematical calculation that takes into account the maturities of the bonds, coupon rates and prevailing interest rates.)

Generally, we invest at least 70% of the Portfolio’s total assets in stripped securities that are obligations of the U.S. Government and which mature within two years of the Portfolio’s liquidation date. Up to 30% of the Portfolio’s total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio’s investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio’s liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets

Conservative Balanced	0.55
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
Zero Coupon Bond 2005	0.40

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio
•	Natural Resources Portfolio
•	Jennison Portfolio
•	Jennison 20/20 Focus Portfolio
•	Value Portfolio
•	Diversified Conservative Growth Portfolio (portion)
•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio
•	Diversified Bond Portfolio
•	Flexible Managed Portfolio
•	Government Income Portfolio
•	High Yield Bond Portfolio
•	Money Market Portfolio
•	Small Capitalization Stock Portfolio
•	Stock Index Portfolio
•	Zero Coupon Bond Portfolio 2005
•	Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2003, managed approximately $8 billion in assets. The address of EARNEST is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser to a portion of the Diversified Conservative Growth Portfolio. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, LP (RS Investments) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2003, the firm managed approximately $7.2 billion, which include a family of no-load mutual funds and institutional separate accounts. The address of RS Investments is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio and Zero Coupon Bond Portfolio 2005

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolios. They employ an institutional, team-based approach that seeks to outperform the Portfolios’ benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolios’ investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolios since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolios since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

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Diversified Conservative Growth Portfolio

A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio. Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 33 years. As Chief Investment Officer of PIMCO, he oversees the management of over $350 billion of fixed income securities. He has over 34 years of investment experience and holds a bachelor’s degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio. Mr. Gross has managed the Portfolio since its inception.

The PIM Fixed Income Group High Yield Team, headed by Paul Appleby, manages the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” for more information. Mr. Appleby has managed the Portfolio since 1999.

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the large cap growth equity portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the large cap growth equity portion of the Portfolio since April 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the large cap growth equity portion of the Portfolio since April 1999.

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the large cap value equity portion of the Portfolio advised by Jennison. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

Bill Wolfenden, a principal of RS Investments and lead portfolio manager of the firm’s small-cap growth separate accounts, is primarily responsible for the day-to-day management of a portion of the Portfolio advised by RS Investments. Prior to joining RS Investments, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Jeffrey P.Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

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Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

58

David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Natural Resources Portfolio

Leigh R. Goehring and Michael A. Del Balso are primarily responsible for the day-to-day management of this Portfolio. Mr. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B. A. from Hamilton College. He has managed the Portfolio since 1992. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been a apart of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

59

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

60

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

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OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.89	$10.16	$10.37	$10.00

Income From Investment Operations:
Net investment income	0.32	0.38	0.42	0.46	0.22
Net realized and unrealized gains (losses) on investments	1.58	(1.08)	(0.28)	(0.09)	0.39

Total from investment operations	1.90	(0.70)	0.14	0.37	0.61

Less Distributions:
Dividends from net investment income	(0.44)	(0.02)	(0.41)	(0.46)	(0.22)
Distributions in excess of net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	—	(0.09)	—
Distributions in excess of net realized gains	—	—	—	(0.02)	—

Total distributions	(0.44)	(0.02)	(0.41)	(0.58)	(0.24)

Net Asset Value, end of period	$10.63	$9.17	$9.89	$10.16	$10.37

Total Investment Return(b)	21.57%	(7.10)%	1.51%	3.79%	6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$169.6	$157.1	$204.1	$204.8	$115.8
Ratios to average net assets:
Expenses	0.98%	0.92%	0.94%	0.93%	1.05	%(c)
Net investment income	2.93%	3.63%	4.17%	4.71%	3.74	%(c)
Portfolio turnover	224%	271%	315%	319%	107	%(d)

(a)	Commencement of investment operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F3

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F7

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F8

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F9

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.28	$10.65	$10.99	$11.88	$10.00

Income From Investment Operations:
Net investment income	0.02	0.02	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.40	(2.39)	(0.15)	(0.71)	1.88

Total from investment operations	2.42	(2.37)	(0.10)	(0.66)	1.90

Less Distributions:
Dividends from net investment income	(0.02)	— (d)	(0.05)	(0.05)	(0.02)
Distributions from net realized gains	—	—	(0.19)	(0.18)	—	(d)

Total distributions	(0.02)	—	(0.24)	(0.23)	(0.02)

Net Asset Value, end of period	$10.68	$8.28	$10.65	$10.99	$11.88

Total Investment Return(b):	29.30%	(22.24)%	(1.01)%	(5.41)%	18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$64.6	$57.2	$87.8	$95.8	$65.0
Ratios to average net assets:
Expenses	0.95%	0.97%	0.93%	0.88%	1.09	%(c)
Net investment income	0.18%	0.19%	0.46%	0.45%	0.33	%(c)
Portfolio turnover rate	102%	75%	131%	163%	64	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Not annualized.

F10

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F11

Financial Highlights

	Natural Resources Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.35	$19.11	$23.59	$17.38	$11.98

Income From Investment Operations:
Net investment income	0.25	0.09	0.43	0.13	0.10
Net realized and unrealized gains (losses) on investments	7.38	3.52	(2.89)	6.36	5.40

Total from investment operations	7.63	3.61	(2.46)	6.49	5.50

Less Distributions:
Dividends from net investment income	(0.98)	(0.12)	(0.55)	(0.16)	(0.10)
Distributions in excess of net investment income	—	—	—	(0.09)	—
Distributions from net realized gains	(1.51)	(0.25)	(1.47)	(0.03)	—
Tax return of capital distributions	—	—	—	—	—

Total distributions	(2.49)	(0.37)	(2.02)	(0.28)	(0.10)

Net Asset Value, end of year	$27.49	$22.35	$19.11	$23.59	$17.38

Total Investment Return(a)	39.00%	18.92%	(10.08)%	37.66%	45.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.7	$379.2	$336.1	$393.2	$289.5
Ratios to average net assets:
Expenses	0.51%	0.50%	0.52%	0.58%	0.57%
Net investment income	0.80%	0.47%	1.94%	0.67%	0.70%
Portfolio turnover rate	24%	37%	23%	30%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F12

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F13

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F14

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F15

Financial Highlights

	Zero Coupon Bond Portfolio 2005
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.73	$13.77	$13.38	$12.68	$13.44

Income From Investment Operations:
Net investment income	0.60	0.59	0.65	0.65	0.67
Net realized and unrealized gains (losses) on investments	(0.34)	0.75	0.42	1.02	(1.43)

Total from investment operations	0.26	1.34	1.07	1.67	(0.76)

Less Distributions:
Dividends from net investment income	(0.60)	(1.25)	(0.64)	(0.67)	—
Distributions from net realized gains	(0.01)	(0.13)	(0.04)	(0.30)	—

Total distributions	(0.61)	(1.38)	(0.68)	(0.97)	—

Net Asset Value, end of year	$13.38	$13.73	$13.77	$13.38	$12.68

Total Investment Return(a)	1.90%	10.40%	8.11%	13.76%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$63.9	$66.8	$55.0	$49.8	$45.4
Ratios to average net assets:
Expenses	0.66%	0.63%	0.63%	0.65%	0.59%
Net investment income	4.33%	4.64%	5.05%	5.26%	5.31%
Portfolio turnover rate	8%	1%	10%	67%	15%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F16

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio	SP Goldman Sachs Small Cap Value Portfolio
Diversified Bond Portfolio	SP Large Cap Value Portfolio
Equity Portfolio	SP MFS Capital Opportunities Portfolio
Flexible Managed Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO High Yield Portfolio
Government Income Portfolio	SP PIMCO Total Return Portfolio
High Yield Bond Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Jennison Portfolio	SP State Street Research Small Cap Growth Portfolio
Money Market Portfolio	SP Strategic Partners Focused Growth Portfolio
Natural Resources Portfolio	SP Technology Portfolio
Small Capitalization Stock Portfolio	SP William Blair International Growth Portfolio
Stock Index Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Value Portfolio	SP Balanced Asset Allocation Portfolio
Zero Coupon Bond Portfolio 2005	SP Conservative Asset Allocation Portfolio
SP AIM Aggressive Growth Portfolio	SP Growth Asset Allocation Portfolio
SP AIM Core Equity Portfolio	SP Davis Value Portfolio
SP Alliance Large Cap Growth Portfolio	SP Deutsche International Equity Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

14	PRINCIPAL RISKS

17	EVALUATING PERFORMANCE

51	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

54	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
Zero Coupon Bond Portfolio 2005
SP AIM Aggressive Growth Portfolio
SP AIM Core Equity Portfolio
SP Alliance Large Cap Growth Portfolio
SP Davis Value Portfolio
SP Deutsche International Equity Portfolio
SP Goldman Sachs Small Cap Value Portfolio[1]
SP Large Cap Value Portfolio
SP MFS Capital Opportunities Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP State Street Research Small Cap Growth Portfolio[2]
SP Strategic Partners Focused Growth Portfolio
SP Technology Portfolio[3]
SP William Blair International Growth Portfolio[4]
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

99	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives

[1]	Formerly SP Small/Mid Cap Value Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio
[4]	Formerly SP Jennison International Growth Portfolio

Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

102	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

113	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

115	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

115	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	mortgage risk
•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk
•	interest rate risk
•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	industry/sector risk
•	interest rate risk
•	management risk
•	market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	credit risk
•	foreign investment risk
•	interest rate risk
•	management risk
•	market risk

Zero Coupon Bond Portfolio 2005

Investment Objective: highest predictable compound investment for a specific period of time, consistent with safety of invested capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio’s liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	interest rate risk
•	management risk
•	market risk

SP AIM Aggressive Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks may involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. invests in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	growth stock risk
•	liquidity risk
•	management risk
•	market risk
•	smaller company risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	interest rate risk
•	liquidity risk
•	management risk
•	market risk

SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	liquidity risk
•	management risk
•	market risk

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	liquidity risk
•	management risk
•	market risk
•	portfolio turnover risk
•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk
•	style risk

SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk

•	market risk
•	portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	management risk
•	market risk
•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

•	smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	growth stock risk
•	industry/sector risk
•	interest rate risk
•	initial public offering (IPO) risk
•	liquidity risk
•	management risk
•	market risk
•	short sale risk
•	smaller company risk
•	technology company risk
•	technology sector risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24.0% of Portfolio)
SP Large Cap Value Portfolio	(34.0% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10.0% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10.0% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

*    *    *

EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.94% (2nd quarter of 1999)	-21.60% (4th quarter of 1997)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	39.00%	24.46%	13.28%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	33.70%	14.55%	7.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

Zero Coupon Bond Portfolio 2005

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

Best Quarter	Worst Quarter
12.13% (2nd quarter of 1995)	-7.55% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	1.90%	5.47%	6.76%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) Target Maturity Funds Average***	2.50%	5.95%	7.27%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

SP AIM Aggressive Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.26% (4th quarter of 2001)	-24.17% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.51%	-12.37%
Russell 2500® Index**	45.51%	4.85%
Russell 2500™ Growth Index***	46.31%	-8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500® Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2500™ Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	23.69%	-10.98%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-7.86%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its assets in small capitalization companies.

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.41%	8.33%
Merrill Lynch High Yield Index**	22.95%	6.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	4.97%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Merrill Lynch U.S. High Yield BB-B Rated 11 Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated quality spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Bloomberg L.P.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500	47.88%	-20.20%
Technology Index***
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Natural Resources Portfolio	N/A	0.45%	None	0.06%	0.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%	None	0.26%	0.66%
SP AIM Aggressive Growth Portfolio*	N/A	0.95%	None	1.07%	2.02%
SP AIM Core Equity Portfolio*	N/A	0.85%	None	0.87%	1.72%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%	None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%	None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%	None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%	None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO High Yield Portfolio	N/A	0.60%	None	0.12%	0.72%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	0.75%	1.65%
SP Technology Portfolio*	N/A	1.15%	None	1.41%	2.56%
SP William Blair International Growth Portfolio	N/A	0.85%	None	0.30%	1.15%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.84%**	None	0.30%	1.15	%***
SP Balanced Asset Allocation Portfolio	N/A	0.75%**	None	0.21%	0.98	%***
SP Conservative Asset Allocation Portfolio	N/A	0.70%**	None	0.16%	0.88	%***
SP Growth Asset Allocation Portfolio	N/A	0.80%**	None	0.26%	1.07	%***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.07% for SP AIM Aggressive Growth Portfolio, 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.
***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
Zero Coupon Bond 2005 Portfolio	67	211	368	822
SP AIM Aggressive Growth Portfolio	205	634	1,088	2,348
SP AIM Core Equity Portfolio	175	542	933	2,030
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	331	574	1,271
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO High Yield Portfolio	74	230	401	894
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895
SP William Blair International Growth Portfolio	117	365	633	1,398
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies
•	Purchase and sell exchange-traded fund shares
•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short Sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.
•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.
•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portf olio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. 20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).
•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.
•	Purchase and sell exchange-traded fund shares.
•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities and financial indexes.
•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.
•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
•	Asset-backed securities.
•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities.
•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	PIK bonds.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.
•	Purchase and sell stock index futures contracts and options on those futures contracts.
•	Purchase and sell exchange-traded fund shares.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.
•	Purchase and sell stock futures contracts and options on those futures contracts.
•	Purchase and sell exchange-traded fund shares.
•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Swap agreements, including interest rate and equity swaps.
•	Purchase and sell options on equity securities.
•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales and short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

Zero Coupon Bond Portfolio 2005

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest at least 80% of the Portfolio’s investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio seeks a higher yield than would be realized by just holding the Portfolio’s initial investments. We actively manage the Portfolio to take advantage of trading opportunities that may arise from supply and demand dynamics or perceived differences in the quality or liquidity of securities. By pursuing this strategy, the Portfolio has the risk that it will not realize the yield of its initial investments.

The Portfolio invests only in debt securities that do not involve substantial risk of loss of capital through default and that can be readily sold. Although these securities are not high-risk, their value does vary because of changes in interest rates. In order to lessen the impact of interest rate changes, we will keep the duration of the Portfolio within one year of the Portfolio’s liquidation date. (Duration is a measure of a “length” of a bond, or in this case, a portfolio of bonds. It is a mathematical calculation that takes into account the maturities of the bonds, coupon rates and prevailing interest rates.)

Generally, we invest at least 70% of the Portfolio’s total assets in stripped securities that are obligations of the U.S. Government and which mature within two years of the Portfolio’s liquidation date. Up to 30% of the Portfolio’s total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio’s investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio’s liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

SP AIM Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio will invest primarily in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers invest primarily in securities of companies whose earnings they expect to grow more than 15% per year. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell stock index futures contracts and related options on stock index futures.
•	Purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Equity and debt securities of Real Estate Investment Trusts (REITs) (up to 15% of the Portfolio’s assets may be invested in these instruments).
•	Securities of other investment companies to the extent otherwise permissible under the Investment Company Act, and the rules, regulations and orders promulgated thereunder.
•	Preferred stock, convertible debt and convertible preferred stock.
•	Forward foreign currency exchange contracts.
•	Restricted securities.
•	Repurchase agreements and reverse repurchase agreements.
•	Dollar rolls and warrants.
•	When-issued and delayed delivery securities
•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.
•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.
•	U.S. Government securities.
•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.
•	Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.
•

Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•	Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.
•	Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.
•	Purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Preferred stock, convertible debt and convertible preferred stock.
•	Forward foreign currency exchange contracts.
•	Restricted securities.
•	Repurchase agreements.
•	Dollar rolls.
•	Warrants.
•	When-issued and delayed delivery securities
•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.
•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.
•	U.S. Government securities.
•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).
•	Purchase and sell exchange-traded index options and stock index future contracts.
•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.
•	Short sales against-the-box of up to 15% of net Portfolio assets.
•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record
•	Significant personal ownership in business
•	Intelligent allocation of capital
•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet
•	Low cost structure/low debt
•	High after-tax returns on capital
•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services
•	Dominant or growing market share in a growing market
•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.
•	Warrants.
•	Foreign securities.
•	Options (on stock, debt, stock indices, foreign currencies, and futures).
•	Futures contracts.
•	Forward foreign currency exchange contracts.
•	Interest rate swaps.
•	Loan participations.
•	Reverse repurchase agreements.
•	Dollar rolls.
•	When-issued and delayed delivery securities
•	Short sales.
•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:
i.	Attractive returns on capital;
ii.	Sustainable earnings and cash flow;
iii.	Strong company management focused on long-term returns to shareholders;
•	Attractive valuation opportunities where:
i.	The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.
•	Purchase and sell options on equity securities or stock indices.
•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.
•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.
•	Forward foreign currency exchange contracts.
•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.
•	Swaps.
•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.
•	Convertible debt and convertible preferred stock.
•	Asset-backed securities.
•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Swaps.
•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.
•	Lower-rated bonds.
•	U.S. Government securities.
•	Variable and floating rate obligations.
•	Zero coupon bonds.
•	Deferred interest bonds.
•	PIK bonds.
•	Brady Bonds.
•	Depositary receipts.
•	Forward contracts.
•	Futures contracts.
•	Securities issued by investment companies.
•	Options (on currencies, futures, securities and stock indices).
•	Repurchase agreements.
•	Mortgage dollar rolls.
•	Restricted securities.
•	Short sales and short sales against-the-box.
•	Warrants.
•	When-issued and delayed delivery securities.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.
•	Lower-rated bonds.
•	U.S. Government securities.
•	Variable and floating rate obligations.
•	Zero coupon bonds.
•	Deferred interest bonds.
•	PIK bonds.
•	Depository receipts.
•	Emerging markets equity securities.
•	Forward contracts.
•	Futures contracts.
•	Securities issued by investment companies.
•	Options (on currencies, futures, securities, and stock indices).
•	Repurchase agreements.
•	Restricted securities.
•	Short sales and short sales against-the-box.
•	Short-term debt.
•	Warrants.
•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&”) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.
•	Preferred stock.
•	Debt from emerging markets.
•	Event-linked bonds.
•	Inflation-indexed bonds issued by both governments and corporations.
•	Convertible debt and convertible preferred stock securities.
•	Short sales.
•	Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).
•	Reverse repurchase agreements.
•	Dollar rolls.
•	Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).
•	Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.
•	Preferred stock.
•	Debt from emerging markets.

•	Forward foreign currency exchange contracts.
•	Event-linked bonds.
•	Convertible debt and convertible preferred stock.
•	Short sales.
•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).
•	Repurchase Agreements and Reverse Repurchase Agreements.
•	Dollar rolls.
•	Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).
•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Foreign currency forward contracts.
•	Derivative strategies.
•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.
•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.
•	Repurchase agreements.
•	Debt securities.
•	Convertible securities
•	High yield or “junk” bonds.
•	Warrants.
•	Forward foreign currency exchange contracts.
•	Interest rate swaps.
•	When-issued and delayed delivery securities.
•	Short sales against-the-box.
•	U.S. Government securities.
•	Brady Bonds.
•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.
•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.
•	Short sales.
•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
•	Nonconvertible preferred stocks.
•	Convertible debt and convertible preferred stock
•	American Depositary Receipts (ADRs).
•	Warrants and rights that can be exercised to obtain stock.
•	Investments in various types of business ventures, including partnerships and joint ventures.
•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

* * *

Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
Zero Coupon Bond 2005	0.40
SP AIM Aggressive Growth	0.95
SP AIM Core Equity	0.85
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

Investment Subad visers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio
•	Natural Resources Portfolio
•	Jennison Portfolio
•	SP Prudential U.S. Emerging Growth Portfolio
•	Value Portfolio
•	Diversified Conservative Growth Portfolio (portion)
•	Equity Portfolio (portion)
•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio
•	Diversified Bond Portfolio
•	Flexible Managed Portfolio
•	Government Income Portfolio
•	High Yield Bond Portfolio
•	Money Market Portfolio
•	Small Capitalization Stock Portfolio
•	Stock Index Portfolio
•	Zero Coupon Bond Portfolio 2005

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•	SP AIM Aggressive Growth Portfolio
•	SP AIM Core Equity Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2003, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2003, AIM Capital and its affiliates managed approximately $149 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio
•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	SP PIMCO Total Return Portfolio
•	SP PIMCO High Yield Portfolio.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

Government Income Portfolio and Zero Coupon Bond Portfolio 2005

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolios. They employ an institutional, team-based approach that seeks to outperform the Portfolios’ benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolios’ investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolios since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolios since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Natural Resources Portfolio

Leigh R. Goehring and Michael A. Del Balso are primarily responsible for the day-to-day management of this Portfolio. Mr. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B. A. from Hamilton College. He has managed the Portfolio since 1992. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been a apart of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Robert M. Kippes (team leader), Karl F. Farmer, and Jay K. Rushin. Mr. Kippes, Senior Portfolio Manager of AIM Capital, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1989. Mr. Farmer, Portfolio Manager, has managed the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998. Prior to 1998, Mr. Farmer spent 6 years as a pension actuary with William M. Mercer Inc. Mr. Rushin, CFA, Portfolio Manager, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1998.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the Portfolio is Ronald S. Sloan.

Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the Portfolio since 2002, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team.

SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is primarily responsible for the day-to-day management of the Portfolio. Mr. Kennedy, is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager. He has managed the Portfolio since November 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in May 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of

Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances,disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F7

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F8

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F9

Financial Highlights

	Natural Resources Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.35	$19.11	$23.59	$17.38	$11.98

Income From Investment Operations:
Net investment income	0.25	0.09	0.43	0.13	0.10
Net realized and unrealized gains (losses) on investments	7.38	3.52	(2.89)	6.36	5.40

Total from investment operations	7.63	3.61	(2.46)	6.49	5.50

Less Distributions:
Dividends from net investment income	(0.98)	(0.12)	(0.55)	(0.16)	(0.10)
Distributions in excess of net investment income	—	—	—	(0.09)	—
Distributions from net realized gains	(1.51)	(0.25)	(1.47)	(0.03)	—
Tax return of capital distributions	—	—	—	—	—

Total distributions	(2.49)	(0.37)	(2.02)	(0.28)	(0.10)

Net Asset Value, end of year	$27.49	$22.35	$19.11	$23.59	$17.38

Total Investment Return(a)	39.00%	18.92%	(10.08)%	37.66%	45.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.7	$379.2	$336.1	$393.2	$289.5
Ratios to average net assets:
Expenses	0.51%	0.50%	0.52%	0.58%	0.57%
Net investment income	0.80%	0.47%	1.94%	0.67%	0.70%
Portfolio turnover rate	24%	37%	23%	30%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F10

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F11

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F12

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F13

Financial Highlights

	Zero Coupon Bond Portfolio 2005
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.73	$13.77	$13.38	$12.68	$13.44

Income From Investment Operations:
Net investment income	0.60	0.59	0.65	0.65	0.67
Net realized and unrealized gains (losses) on investments	(0.34)	0.75	0.42	1.02	(1.43)

Total from investment operations	0.26	1.34	1.07	1.67	(0.76)

Less Distributions:
Dividends from net investment income	(0.60)	(1.25)	(0.64)	(0.67)	—
Distributions from net realized gains	(0.01)	(0.13)	(0.04)	(0.30)	—

Total distributions	(0.61)	(1.38)	(0.68)	(0.97)	—

Net Asset Value, end of year	$13.38	$13.73	$13.77	$13.38	$12.68

Total Investment Return(a)	1.90%	10.40%	8.11%	13.76%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$63.9	$66.8	$55.0	$49.8	$45.4
Ratios to average net assets:
Expenses	0.66%	0.63%	0.63%	0.65%	0.59%
Net investment income	4.33%	4.64%	5.05%	5.26%	5.31%
Portfolio turnover rate	8%	1%	10%	67%	15%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F14

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.13	$6.49	$8.60	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets(d):
Expenses	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	85%	73%	87%	16	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F15

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.52	$6.51	$8.41		$10.00

Income From Investment Operations:
Net investment income (loss)	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	1.26	(1.01)	(1.90)		(1.59)

Total from investment operations	1.30	(0.99)	(1.90)		(1.58)

Less Dividends:
Dividends from net investment income	(0.02)	—	—		(0.01)

Net Asset Value, end of period	$6.80	$5.52	$6.51		$8.41

Total Investment Return(b)	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	37%	116%	65%		15	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.72% and (0.02)%, respectively, for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F16

Financial Highlights

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F17

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F18

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F19

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

F20

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F21

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.81	$10.02		$10.00

Income From Investment Operations:
Net investment income	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	1.36	(0.64)	(0.21)		0.02

Total from investment operations	2.01	—	0.38		0.19

Less Distributions:
Dividends from net investment income	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—		—	(d)

Total distributions	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F22

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F23

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F24

Financial Highlights

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F25

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

F26

Financial Highlights

	SP Technology Portfolio (formerly, SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

F27

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F28

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F29

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F30

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

F31

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F32

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

F33

Financial Highlights

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

F34

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

Zero Coupon Bond Portfolio 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

6	PRINCIPAL RISKS
9	EVALUATING PERFORMANCE

23	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

25	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

25	Investment Objectives and Policies
25	Conservative Balanced Portfolio
27	Diversified Bond Portfolio
29	Equity Portfolio
30	Flexible Managed Portfolio
32	Global Portfolio
33	Government Income Portfolio
34	High Yield Bond Portfolio
35	Jennison Portfolio
36	Money Market Portfolio
38	Natural Resources Portfolio
39	Small Capitalization Stock Portfolio
40	Stock Index Portfolio
41	Value Portfolio
42	Zero Coupon Bond Portfolio 2005

43	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

43	American Depositary Receipts
43	Asset-Backed Securities
43	Collateralized Debt Obligations
43	Convertible Debt and Convertible Preferred Stock
43	Credit Default Swaps
43	Credit-Linked Securities
43	Derivatives
43	Dollar Rolls
43	Equity Swaps
43	Event-Linked Bonds
44	Forward Foreign Currency Exchange Contracts
44	Futures Contracts
44	Interest Rate Swaps
44	Joint Repurchase Account
44	Loans and Assignments
44	Mortgage-related Securities
45	Options
45	Real Estate Investment Trusts
45	Repurchase Agreements
45	Reverse Repurchase Agreements
45	Short Sales
45	Short Sales Against-the-Box
45	Swap Options
45	Swaps
45	Total Return Swaps
45	When-Issued and Delayed Delivery Securities

46	HOW THE FUND IS MANAGED

46	Board of Directors
46	Investment Adviser
48	Investment Subadvisers
49	Portfolio Managers

52	HOW TO BUY AND SELL SHARES OF THE FUND

53	Net Asset Value
53	Distributor

54	OTHER INFORMATION

54	Federal Income Taxes
55	Monitoring for Possible Conflicts

55	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

2

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

3

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	industry/sector risk

•	interest rate risk

•	management risk

•	market risk

4

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

5

Zero Coupon Bond Portfolio 2005

Investment Objective: highest predictable compound investment for a specific period of time, consistent with safety of invested capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in debt obligations of the United States Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On the Portfolio’s liquidation date, the Portfolio will redeem all investments. Please refer to your Contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

•	market risk

SP Deutsche International Equity Portfolio	(18% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart

6

from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

7

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

*    *    *

8

EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

9

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

10

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

11

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

12

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

13

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

14

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

15

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

16

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

17

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	39.00%	24.46%	13.28%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	33.70%	14.55%	7.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

19

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

20

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

Zero Coupon Bond Portfolio 2005

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolios will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	1.90%	5.47%	6.76%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) Target Maturity Funds Average***	2.50%	5.95%	7.27%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index (LGI) is a weighted index made up of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The LGI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

22

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. The table does not include Contract charges. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Natural Resources Portfolio	N/A	0.45%	None	0.06%	0.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%	None	0.26%	0.66%

23

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
Zero Coupon Bond 2005 Portfolio	67	211	368	822

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

25

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

26

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

27

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

28

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

29

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

30

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

31

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

32

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

33

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

39

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

40

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

41

Zero Coupon Bond Portfolio 2005

The investment objective of this Portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. On the liquidation date all of the securities held by the Portfolio will be sold and all outstanding shares of the Portfolio will be redeemed. Please refer to your variable contract prospectus for information on your reallocation options and the Portfolio to which your investment will be transferred if you do not provide other instructions. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest at least 80% of the Portfolio’s investable assets in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio seeks a higher yield than would be realized by just holding the Portfolio’s initial investments. We actively manage the Portfolio to take advantage of trading opportunities that may arise from supply and demand dynamics or perceived differences in the quality or liquidity of securities. By pursuing this strategy, the Portfolio has the risk that it will not realize the yield of its initial investments.

The Portfolio invests only in debt securities that do not involve substantial risk of loss of capital through default and that can be readily sold. Although these securities are not high-risk, their value does vary because of changes in interest rates. In order to lessen the impact of interest rate changes, we will keep the duration of the Portfolio within one year of the Portfolio’s liquidation date. (Duration is a measure of a “length” of a bond, or in this case, a portfolio of bonds. It is a mathematical calculation that takes into account the maturities of the bonds, coupon rates and prevailing interest rates.)

Generally, we invest at least 70% of the Portfolio’s total assets in stripped securities that are obligations of the U.S. Government and which mature within two years of the Portfolio’s liquidation date. Up to 30% of the Portfolio’s total assets may be invested in either stripped securities of corporations or interest bearing corporate debt securities rated no lower than Baa by a major rating service (or, if unrated, of comparable quality in our judgment).

Under normal conditions, no more than 20% of the Portfolio’s investable assets may be invested in interest-bearing securities. However, as the liquidation date of the Portfolio draws near, we may invest more than 20% in interest bearing securities as a defensive measure.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest in money market instruments for cash management purposes. As the Portfolio’s liquidation date nears, we may increase our investment in money market instruments. In addition, in response to adverse market conditions, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

*    *    *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
Zero Coupon Bond 2005	0.40

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Natural Resources Portfolio

•	Jennison Portfolio

•	Value Portfolio

•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Small Capitalization Stock Portfolio

•	Stock Index Portfolio

•	Zero Coupon Bond Portfolio 2005

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond, Money Market, and Zero Coupon Bond 2005 Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio and Zero Coupon Bond Portfolio 2005

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolios. They employ an institutional, team-based approach that seeks to outperform the Portfolios’ benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolios’ investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolios since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolios since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He

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joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

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Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Natural Resources Portfolio

Leigh R. Goehring and Michael A. Del Balso are primarily responsible for the day-to-day management of this Portfolio. Mr. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B. A. from Hamilton College. He has managed the Portfolio since 1992. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been a apart of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios,

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negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

53

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

54

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

55

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Natural Resources Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.35	$19.11	$23.59	$17.38	$11.98

Income From Investment Operations:
Net investment income	0.25	0.09	0.43	0.13	0.10
Net realized and unrealized gains (losses) on investments	7.38	3.52	(2.89)	6.36	5.40

Total from investment operations	7.63	3.61	(2.46)	6.49	5.50

Less Distributions:
Dividends from net investment income	(0.98)	(0.12)	(0.55)	(0.16)	(0.10)
Distributions in excess of net investment income	—	—	—	(0.09)	—
Distributions from net realized gains	(1.51)	(0.25)	(1.47)	(0.03)	—
Tax return of capital distributions	—	—	—	—	—

Total distributions	(2.49)	(0.37)	(2.02)	(0.28)	(0.10)

Net Asset Value, end of year	$27.49	$22.35	$19.11	$23.59	$17.38

Total Investment Return(a)	39.00%	18.92%	(10.08)%	37.66%	45.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.7	$379.2	$336.1	$393.2	$289.5
Ratios to average net assets:
Expenses	0.51%	0.50%	0.52%	0.58%	0.57%
Net investment income	0.80%	0.47%	1.94%	0.67%	0.70%
Portfolio turnover rate	24%	37%	23%	30%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

Financial Highlights

	Zero Coupon Bond Portfolio 2005
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.73	$13.77	$13.38	$12.68	$13.44

Income From Investment Operations:
Net investment income	0.60	0.59	0.65	0.65	0.67
Net realized and unrealized gains (losses) on investments	(0.34)	0.75	0.42	1.02	(1.43)

Total from investment operations	0.26	1.34	1.07	1.67	(0.76)

Less Distributions:
Dividends from net investment income	(0.60)	(1.25)	(0.64)	(0.67)	—
Distributions from net realized gains	(0.01)	(0.13)	(0.04)	(0.30)	—

Total distributions	(0.61)	(1.38)	(0.68)	(0.97)	—

Net Asset Value, end of year	$13.38	$13.73	$13.77	$13.38	$12.68

Total Investment Return(a)	1.90%	10.40%	8.11%	13.76%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$63.9	$66.8	$55.0	$49.8	$45.4
Ratios to average net assets:
Expenses	0.66%	0.63%	0.63%	0.65%	0.59%
Net investment income	4.33%	4.64%	5.05%	5.26%	5.31%
Portfolio turnover rate	8%	1%	10%	67%	15%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:

publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio	SP Goldman Sachs Small Cap Value Portfolio
Diversified Bond Portfolio	SP Large Cap Value Portfolio
Equity Portfolio	SP MFS Capital Opportunities Portfolio
Flexible Managed Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO High Yield Portfolio
High Yield Bond Portfolio	SP PIMCO Total Return Portfolio
Jennison Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Money Market Portfolio	SP State Street Research Small Cap Growth Portfolio
Stock Index Portfolio	SP Strategic Partners Focused Growth Portfolio
Value Portfolio	SP Technology Portfolio
SP AIM Aggressive Growth Portfolio	SP William Blair International Growth Portfolio
SP AIM Core Equity Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Alliance Large Cap Growth Portfolio	SP Balanced Asset Allocation Portfolio
SP Davis Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Deutsche International Equity Portfolio	SP Growth Asset Allocation Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

12	PRINCIPAL RISKS

16	EVALUATING PERFORMANCE

44	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

49	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Money Market Portfolio

Stock Index Portfolio

Value Portfolio

Zero Coupon Bond Portfolio 2005

SP AIM Aggressive Growth Portfolio

SP AIM Core Equity Portfolio

SP Alliance Large Cap Growth Portfolio

SP Davis Value Portfolio

SP Deutsche International Equity Portfolio

SP Goldman Sachs Small Cap Value Portfolio[1]

SP Large Cap Value Portfolio

SP MFS Capital Opportunities Portfolio

SP Mid Cap Growth Portfolio

SP PIMCO High Yield Portfolio

SP PIMCO Total Return Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP State Street Research Small Cap Growth Portfolio[2]

SP Strategic Partners Focused Growth Portfolio

SP Technology Portfolio[3]

SP William Blair International Growth Portfolio[4]

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

89	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts

Asset-Backed Securities

Collateralized Debt Obligations

Convertible Debt and Convertible Preferred Stock

Credit Default Swaps

Credit-Linked Securities

Derivatives

Dollar Rolls

Equity Swaps

Event-Linked Bonds

Forward Foreign Currency Exchange Contracts

[1]	Formerly SP Small/Mid Cap Value Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio
[4]	Formerly SP Jennison International Growth Portfolio

Futures Contracts

Interest Rate Swaps

Joint Repurchase Account

Loans and Assignments

Mortgage-Related Securities

Options

Real Estate Investment Trusts

Repurchase Agreements

Reverse Repurchase Agreements

Short Sales

Short Sales Against-the-Box

Swap Options

Swaps

Total Return Swaps

When-Issued and Delayed Delivery Securities

92	HOW THE FUND IS MANAGED

Board of Directors

Investment Adviser

Investment Subadvisers

Portfolio Managers

101	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value

Distributor

104	OTHER INFORMATION

Federal Income Taxes

Monitoring for Possible Conflicts

104	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

2

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk
•	interest rate risk
•	management risk

3

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	credit risk
•	foreign investment risk
•	interest rate risk
•	management risk
•	market risk

SP AIM Aggressive Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks may involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. invests in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk

4

•	foreign investment risk
•	growth stock risk
•	liquidity risk
•	management risk
•	market risk
•	smaller company risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	interest rate risk
•	liquidity risk
•	management risk
•	market risk

SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe

5

that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	liquidity risk
•	management risk
•	market risk

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	liquidity risk
•	management risk
•	market risk
•	portfolio turnover risk
•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

6

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk
•	style risk

SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

7

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	management risk
•	market risk
•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

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We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	growth stock risk
•	industry/sector risk
•	interest rate risk
•	initial public offering (IPO) risk
•	liquidity risk
•	management risk
•	market risk
•	short sale risk
•	smaller company risk
•	technology company risk
•	technology sector risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

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•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

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For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

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Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

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Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

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Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

*    *    *

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

20

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

22

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

23

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

24

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

25

SP AIM Aggressive Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

14.26% (4th quarter of 2001)	-24.17% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.51%	-12.37%
Russell 2500® Index**	45.51%	4.85%
Russell 2500™ Growth Index***	46.31%	-8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500® Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2500™ Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

26

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	23.69%	-10.98%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-7.86%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

27

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

28

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

29

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

30

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note: The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its investable assets in small capitalization companies.

31

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

32

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

33

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

34

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.41%	8.33%
Merrill Lynch High Yield Index**	22.95%	6.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	4.97%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Merrill Lynch U.S. High Yield BB-B Rated 11 Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated quality spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Bloomberg L.P.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

35

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

36

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

37

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

38

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

39

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500 Technology Index***	47.88%	-20.20%
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

40

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

41

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

42

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

43

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

44

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

45

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%		None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%		None	0.04%	0.44%
Equity Portfolio	N/A	0.45%		None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%		None	0.02%	0.62%
Global Portfolio	N/A	0.75%		None	0.12%	0.87%
High Yield Bond Portfolio	N/A	0.55%		None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%		None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%		None	0.04%	0.44%
Small Capitalization Stock Portfolio	N/A	0.40%		None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%		None	0.02%	0.37%
Value Portfolio	N/A	0.40%		None	0.04%	0.44%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%		None	0.26%	0.66%
SP AIM Aggressive Growth Portfolio*	N/A	0.95%		None	1.07%	2.02%
SP AIM Core Equity Portfolio*	N/A	0.85%		None	0.87%	1.72%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%		None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%		None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%		None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%		None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%		None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%		None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%		None	0.54%	1.34%
SP PIMCO High Yield Portfolio	N/A	0.60%		None	0.12%	0.72%
SP PIMCO Total Return Portfolio	N/A	0.60%		None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%		None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%		None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%		None	0.75%	1.65%
SP Technology Portfolio*	N/a	1.15%		None	1.41%	2.56%
SP William Blair International Growth Portfolio	N/A	0.85%		None	0.30%	1.15%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.84%	**	None	0.30%	1.15%	***
SP Balanced Asset Allocation Portfolio	N/A	0.75%	**	None	0.21%	0.98%	***
SP Conservative Asset Allocation Portfolio	N/A	0.70%	**	None	0.16%	0.88%	***
SP Growth Asset Allocation Portfolio	N/A	0.80%	**	None	0.26%	1.07%	***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.07% for SP AIM Aggressive Growth Portfolio, 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.
**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.

46

***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

47

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
Zero Coupon Bond 2005 Portfolio	67	211	368	822
SP AIM Aggressive Growth Portfolio	205	634	1,088	2,348
SP AIM Core Equity Portfolio	175	542	933	2,030
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	331	574	1,271
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO High Yield Portfolio	74	230	401	894
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895
SP William Blair International Growth Portfolio	117	365	633	1,398
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

49

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies
•	Purchase and sell exchange-traded fund shares
•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.
•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

50

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.
•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

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•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

52

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

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Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).
•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.
•	Purchase and sell exchange-traded fund shares.
•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

54

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

55

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

56

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.
•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
•	Asset-backed securities.
•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities.
•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	PIK bonds.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

57

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

58

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.
•	Purchase and sell stock futures contracts and options on those futures contracts.
•	Purchase and sell exchange-traded fund shares.
•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Swap agreements, including interest rate and equity swaps.
•	Purchase and sell options on equity securities.
•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales and short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP AIM Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio will invest primarily in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers invest primarily in securities of companies whose earnings they expect to grow more than 15% per year. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell stock index futures contracts and related options on stock index futures.
•	Purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Equity and debt securities of Real Estate Investment Trusts (REITs) (up to 15% of the Portfolio’s assets may be invested in these instruments).
•	Securities of other investment companies to the extent otherwise permissible under the Investment Company Act, and the rules, regulations and orders promulgated thereunder.
•	Preferred stock, convertible debt and convertible preferred stock.
•	Forward foreign currency exchange contracts.
•	Restricted securities.
•	Repurchase agreements and reverse repurchase agreements.
•	Dollar rolls and warrants.
•	When-issued and delayed delivery securities
•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.
•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.
•	U.S. Government securities.
•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

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SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.
•	Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.
•	Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

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•	Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.
•	Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.
•	Purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Preferred stock, convertible debt and convertible preferred stock.
•	Forward foreign currency exchange contracts.
•	Restricted securities.
•	Repurchase agreements.
•	Dollar rolls.
•	Warrants.
•	When-issued and delayed delivery securities
•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.
•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.
•	U.S. Government securities.
•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

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SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).
•	Purchase and sell exchange-traded index options and stock index future contracts.
•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.
•	Short sales against-the-box of up to 15% of net Portfolio assets.
•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

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SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record
•	Significant personal ownership in business
•	Intelligent allocation of capital
•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet
•	Low cost structure/low debt
•	High after-tax returns on capital
•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services
•	Dominant or growing market share in a growing market
•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

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SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.
•	Warrants.
•	Foreign securities.
•	Options (on stock, debt, stock indices, foreign currencies, and futures).
•	Futures contracts.
•	Forward foreign currency exchange contracts.
•	Interest rate swaps.
•	Loan participations.
•	Reverse repurchase agreements.
•	Dollar rolls.
•	When-issued and delayed delivery securities
•	Short sales.
•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:
i.	Attractive returns on capital;
ii.	Sustainable earnings and cash flow;
iii.	Strong company management focused on long-term returns to shareholders;
•	Attractive valuation opportunities where:
i.	The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.
•	Purchase and sell options on equity securities or stock indices.
•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.
•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.
•	Forward foreign currency exchange contracts.
•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.
•	Swaps.
•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

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SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.
•	Convertible debt and convertible preferred stock.
•	Asset-backed securities.
•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Swaps.
•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

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SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.
•	Lower-rated bonds.
•	U.S. Government securities.
•	Variable and floating rate obligations.
•	Zero coupon bonds.
•	Deferred interest bonds.
•	PIK bonds.
•	Brady Bonds.
•	Depositary receipts.
•	Forward contracts.
•	Futures contracts.
•	Securities issued by investment companies.
•	Options (on currencies, futures, securities and stock indices).
•	Repurchase agreements.
•	Mortgage dollar rolls.
•	Restricted securities.
•	Short sales and short sales against-the-box.
•	Warrants.
•	When-issued and delayed delivery securities.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.
•	Lower-rated bonds.
•	U.S. Government securities.
•	Variable and floating rate obligations.
•	Zero coupon bonds.
•	Deferred interest bonds.
•	PIK bonds.
•	Depository receipts.
•	Emerging markets equity securities.
•	Forward contracts.
•	Futures contracts.
•	Securities issued by investment companies.
•	Options (on currencies, futures, securities, and stock indices).
•	Repurchase agreements.
•	Restricted securities.
•	Short sales and short sales against-the-box.
•	Short-term debt.
•	Warrants.
•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.
•	Preferred stock.
•	Debt from emerging markets.
•	Event-linked bonds.
•	Inflation-indexed bonds issued by both governments and corporations.
•	Convertible debt and convertible preferred stock securities.
•	Short sales.
•	Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).
•	Repurchase Agreements and Reverse repurchase agreements.
•	Dollar rolls.
•	Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).
•	Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.
•	Preferred stock.
•	Debt from emerging markets.

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•	Forward foreign currency exchange contracts.
•	Event-linked bonds.
•	Convertible debt and convertible preferred stock.
•	Short sales.
•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).
•	Repurchase Agreements and Reverse Repurchase Agreements.
•	Dollar rolls.
•	Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).
•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Foreign currency forward contracts.
•	Derivative strategies.
•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

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•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.
•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.
•	Repurchase agreements.
•	Debt securities.
•	Convertible securities
•	High yield or “junk” bonds.
•	Warrants.
•	Forward foreign currency exchange contracts.
•	Interest rate swaps.
•	When-issued and delayed delivery securities.
•	Short sales against-the-box.
•	U.S. Government securities.
•	Brady Bonds.
•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.
•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.
•	Short sales.
•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
•	Nonconvertible preferred stocks.
•	Convertible debt and convertible preferred stock
•	American Depositary Receipts (ADRs).
•	Warrants and rights that can be exercised to obtain stock.
•	Investments in various types of business ventures, including partnerships and joint ventures.
•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

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SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

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•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation, the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

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•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

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•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets

Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40
SP AIM Aggressive Growth	0.95
SP AIM Core Equity	0.85
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85**
SP Balanced Asset Allocation	0.77**
SP Conservative Asset Allocation	0.72**
SP Growth Asset Allocation	0.81**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio
•	Jennison Portfolio
•	SP Prudential U.S. Emerging Growth Portfolio
•	Value Portfolio
•	Equity Portfolio (portion)
•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio
•	Diversified Bond Portfolio
•	Flexible Managed Portfolio
•	High Yield Bond Portfolio
•	Money Market Portfolio
•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•	SP AIM Aggressive Growth Portfolio
•	SP AIM Core Equity Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2003, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2003, AIM Capital and its affiliates managed approximately $149 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio
•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

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The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	Diversified Conservative Growth Portfolio (portion)
•	SP PIMCO Total Return Portfolio
•	SP PIMCO High Yield Portfolio.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

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High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

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SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Robert M. Kippes (team leader), Karl F. Farmer, and Jay K. Rushin. Mr. Kippes, Senior Portfolio Manager of AIM Capital, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1989. Mr. Farmer, Portfolio Manager, has managed the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998. Prior to 1998, Mr. Farmer spent 6 years as a pension actuary with William M. Mercer Inc. Mr. Rushin, CFA, Portfolio Manager, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1998.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the Portfolio is Ronald S. Sloan.

Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the Portfolio since 2002, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team.

SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing

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director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is primarily responsible for the day-to-day management of the Portfolio. Mr. Kennedy, is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager. He has managed the Portfolio since November 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

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SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in May 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as

101

investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the

102

last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

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OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict.

The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F7

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F8

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F9

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F10

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.13	$6.49	$8.60	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets(d):
Expenses	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	85%	73%	87%	16	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.

F11

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.52	$6.51	$8.41		$10.00

Income From Investment Operations:
Net investment income (loss)	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	1.26	(1.01)	(1.90)		(1.59)

Total from investment operations	1.30	(0.99)	(1.90)		(1.58)

Less Dividends:
Dividends from net investment income	(0.02)	—	—		(0.01)

Net Asset Value, end of period	$6.80	$5.52	$6.51		$8.41

Total Investment Return(b)	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	37%	116%	65%		15	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.72% and (0.02)%, respectively, for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F12

Financial Highlights

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F13

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

F14

Financial Highlights

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

F15

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F16

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F17

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

F18

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F19

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.81	$10.02		$10.00

Income From Investment Operations:
Net investment income	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	1.36	(0.64)	(0.21)		0.02

Total from investment operations	2.01	—	0.38		0.19

Less Distributions:
Dividends from net investment income	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—		—	(d)

Total distributions	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F20

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F21

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F22

Financial Highlights

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F23

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

F24

Financial Highlights

	SP Technology Portfolio (formerly, SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

F25

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F26

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F27

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F28

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

F29

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F30

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission	Public Reference Room
Public Reference Section	in Washington, DC
Washington, DC 20549-0102	(For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:

publicinfo@sec.gov	on the EDGAR Database at
(The SEC charges a fee to copy documents.)	http://www.sec.gov

SEC File No. 811-03623

PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY
The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Diversified Bond Portfolio	SP MFS Capital Opportunities Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO High Yield Portfolio
High Yield Bond Portfolio	SP PIMCO Total Return Portfolio
Jennison Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Money Market Portfolio	SP State Street Research Small Cap Growth Portfolio
Stock Index Portfolio	SP Strategic Partners Focused Growth Portfolio
SP AIM Aggressive Growth Portfolio	SP Technology Portfolio
SP AIM Core Equity Portfolio	SP William Blair International Growth Portfolio
SP Alliance Large Cap Growth Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Davis Value Portfolio	SP Balanced Asset Allocation Portfolio
SP Deutsche International Equity Portfolio	SP Conservative Asset Allocation Portfolio
SP Goldman Sachs Small Cap Value Portfolio	SP Growth Asset Allocation Portfolio
SP Large Cap Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
11	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE
41	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
44	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Diversified Bond Portfolio
Equity Portfolio
Global Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Money Market Portfolio
Stock Index Portfolio
SP AIM Aggressive Growth Portfolio
SP AIM Core Equity Portfolio
SP Alliance Large Cap Growth Portfolio
SP Davis Value Portfolio
SP Deutsche International Equity Portfolio
SP Goldman Sachs Small Cap Value Portfolio[1]
SP Large Cap Value Portfolio
SP MFS Capital Opportunities Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP State Street Research Small Cap Growth Portfolio[2]
SP Strategic Partners Focused Growth Portfolio
SP Technology Portfolio[3]
SP William Blair International Growth Portfolio[4]
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
80	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account

[1]	Formerly SP Small/Mid Cap Value Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio
[4]	Formerly SP Jennison International Growth Portfolio

Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
83	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
92	HOW TO BUY AND SELL SHARES OF THE FUND
Net Asset Value
Distributor
94	OTHER INFORMATION
Federal Income Taxes
Monitoring for Possible Conflicts
94	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

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Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk
•	interest rate risk
•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	market risk

SP AIM Aggressive Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks may involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. invests in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	growth stock risk
•	liquidity risk
•	management risk
•	market risk
•	smaller company risk

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SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	interest rate risk
•	liquidity risk
•	management risk
•	market risk

SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

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•	derivatives risk
•	liquidity risk
•	management risk
•	market risk

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	liquidity risk
•	management risk
•	market risk
•	portfolio turnover risk
•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk
•	style risk

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SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific

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Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	management risk
•	market risk
•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

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Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	growth stock risk
•	industry/sector risk
•	interest rate risk
•	initial public offering (IPO) risk
•	liquidity risk
•	management risk
•	market risk
•	short sale risk
•	smaller company risk
•	technology company risk
•	technology sector risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

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For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

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SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of

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securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.    To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.    Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.    Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.    Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.    Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.    Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.    Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.    Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk.    Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk.    Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.    Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.    The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment

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contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

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Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

* * *

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EVALUATING PERFORMANCE

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

15

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

16

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

17

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

20

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

SP AIM Aggressive Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.26% (4th quarter of 2001)	-24.17% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.51%	-12.37%
Russell 2500® Index**	45.51%	4.85%
Russell 2500™ Growth Index***	46.31%	-8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500® Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2500™ Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

22

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	23.69%	-10.98%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-7.86%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

23

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

24

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

25

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

26

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its assets in small capitalization companies.

27

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

28

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

29

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

30

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.41%	8.33%
Merrill Lynch High Yield Index**	22.95%	6.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	4.97%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Merrill Lynch U.S. High Yield BB-B Rated 11 Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated quality spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Bloomberg L.P.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

31

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

32

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

33

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

34

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

35

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500	47.88%	-20.20%
Technology Index***
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

36

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

37

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

38

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

39

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

40

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

41

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Zero Coupon Bond 2005 Portfolio	N/A	0.40%	None	0.26%	0.66%
SP AIM Aggressive Growth Portfolio*	N/A	0.95%	None	1.07%	2.02%
SP AIM Core Equity Portfolio*	N/A	0.85%	None	0.87%	1.72%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%	None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%	None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%	None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%	None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO High Yield Portfolio	N/A	0.60%	None	0.12%	0.72%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	0.75%	1.65%
SP Technology Portfolio*	N/a	1.15%	None	1.41%	2.56%
SP William Blair International Growth Portfolio	N/A	0.85%	None	0.30%	1.15%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.85%**	None	0.30%	1.15	%***
SP Balanced Asset Allocation Portfolio	N/A	0.77%**	None	0.21%	0.98	%***
SP Conservative Asset Allocation Portfolio	N/A	0.72%**	None	0.16%	0.88	%***
SP Growth Asset Allocation Portfolio	N/A	0.81%**	None	0.26%	1.07	%***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.07% for SP AIM Aggressive Growth Portfolio, 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.
**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.
***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Global Portfolio	89	278	482	1,073
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Stock Index Portfolio	38	119	208	468
SP AIM Aggressive Growth Portfolio	205	634	1,088	2,348
SP AIM Core Equity Portfolio	175	542	933	2,030
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	349	604	1,334
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO High Yield Portfolio	74	230	401	894
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895
SP William Blair International Growth Portfolio	117	365	633	1,398
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.
•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

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•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

46

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

47

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

48

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.
•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
•	Asset-backed securities.
•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on debt securities.
•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	PIK bonds.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

49

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

50

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (“Investment Company Act”) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

51

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

52

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.
•	Purchase and sell stock futures contracts and options on those futures contracts.
•	Purchase and sell exchange-traded fund shares.
•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

53

SP AIM Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio will invest primarily in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers invest primarily in securities of companies whose earnings they expect to grow more than 15% per year. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell stock index futures contracts and related options on stock index futures.
•	Purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Equity and debt securities of Real Estate Investment Trusts (REITs) (up to 15% of the Portfolio’s assets may be invested in these instruments).
•	Securities of other investment companies to the extent otherwise permissible under the Investment Company Act, and the rules, regulations and orders promulgated thereunder.
•	Preferred stock, convertible debt and convertible preferred stock.
•	Forward foreign currency exchange contracts.
•	Restricted securities.
•	Repurchase agreements and reverse repurchase agreements.
•	Dollar rolls and warrants.
•	When-issued and delayed delivery securities
•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.
•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.
•	U.S. Government securities.
•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

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SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.
•	Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.
•	Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade

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settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•	Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.
•	Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.
•	Purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Preferred stock, convertible debt and convertible preferred stock.
•	Forward foreign currency exchange contracts.
•	Restricted securities.
•	Repurchase agreements.
•	Dollar rolls.
•	Warrants.
•	When-issued and delayed delivery securities
•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.
•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.
•	U.S. Government securities.
•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

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SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).
•	Purchase and sell exchange-traded index options and stock index future contracts.
•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.
•	Short sales against-the-box of up to 15% of net Portfolio assets.
•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

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SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record
•	Significant personal ownership in business
•	Intelligent allocation of capital
•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet
•	Low cost structure/low debt
•	High after-tax returns on capital
•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services
•	Dominant or growing market share in a growing market
•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

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SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.
•	Warrants.
•	Foreign securities.
•	Options (on stock, debt, stock indices, foreign currencies, and futures).
•	Futures contracts.
•	Forward foreign currency exchange contracts.
•	Interest rate swaps.
•	Loan participations.
•	Reverse repurchase agreements.
•	Dollar rolls.
•	When-issued and delayed delivery securities
•	Short sales.
•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:
i.	Attractive returns on capital;
ii.	Sustainable earnings and cash flow;
iii.	Strong company management focused on long-term returns to shareholders;
•	Attractive valuation opportunities where:
i.	The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.
•	Purchase and sell options on equity securities or stock indices.
•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.
•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.
•	Forward foreign currency exchange contracts.
•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.
•	Swaps.
•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

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SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.
•	Convertible debt and convertible preferred stock.
•	Asset-backed securities.
•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Swaps.
•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

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SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.
•	Lower-rated bonds.
•	U.S. Government securities.
•	Variable and floating rate obligations.
•	Zero coupon bonds.
•	Deferred interest bonds.
•	PIK bonds.
•	Brady Bonds.
•	Depositary receipts.
•	Forward contracts.
•	Futures contracts.
•	Securities issued by investment companies.
•	Options (on currencies, futures, securities and stock indices).
•	Repurchase agreements.
•	Mortgage dollar rolls.
•	Restricted securities.
•	Short sales and short sales against-the-box.
•	Warrants.
•	When-issued and delayed delivery securities.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.
•	Lower-rated bonds.
•	U.S. Government securities.
•	Variable and floating rate obligations.
•	Zero coupon bonds.
•	Deferred interest bonds.
•	PIK bonds.
•	Depository receipts.
•	Emerging markets equity securities.
•	Forward contracts.
•	Futures contracts.
•	Securities issued by investment companies.
•	Options (on currencies, futures, securities, and stock indices).
•	Repurchase agreements.
•	Restricted securities.
•	Short sales and short sales against-the-box.
•	Short-term debt.
•	Warrants.
•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.
•	Preferred stock.
•	Debt from emerging markets.
•	Event-linked bonds.
•	Inflation-indexed bonds issued by both governments and corporations.
•	Convertible debt and convertible preferred stock securities.
•	Short sales.
•	Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).
•	Reverse repurchase agreements.
•	Dollar rolls.
•	Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).
•	Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.
•	Preferred stock.
•	Debt from emerging markets.

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•	Forward foreign currency exchange contracts.
•	Event-linked bonds.
•	Convertible debt and convertible preferred stock.
•	Short sales.
•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).
•	Repurchase Agreements and Reverse Repurchase Agreements.
•	Dollar rolls.
•	Illiquid securities (up to 15% of the Portfolio’s assets may be invested in these instruments).
•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Foreign currency forward contracts.
•	Derivative strategies.
•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

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•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.
•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.
•	Repurchase agreements.
•	Debt securities.
•	Convertible securities
•	High yield or “junk” bonds.
•	Warrants.
•	Forward foreign currency exchange contracts.
•	Interest rate swaps.
•	When-issued and delayed delivery securities.
•	Short sales against-the-box.
•	U.S. Government securities.
•	Brady Bonds.
•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to April 30, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.
•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.
•	Short sales.
•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
•	Nonconvertible preferred stocks.
•	Convertible debt and convertible preferred stock
•	American Depositary Receipts (ADRs).
•	Warrants and rights that can be exercised to obtain stock.
•	Investments in various types of business ventures, including partnerships and joint ventures.
•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

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SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

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•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to April 30, 2004, the Portfolio was managed by Jennison Associates LLC.

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

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•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

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•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Diversified Bond	0.40
Equity	0.45
Global	0.75
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
SP AIM Aggressive Growth	0.95
SP AIM Core Equity	0.85
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio
•	Jennison Portfolio
•	SP Prudential U.S. Emerging Growth Portfolio
•	Equity Portfolio (portion)
•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Diversified Bond Portfolio
•	High Yield Bond Portfolio
•	Money Market Portfolio
•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•	SP AIM Aggressive Growth Portfolio
•	SP AIM Core Equity Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2003, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2003, AIM Capital and its affiliates managed approximately $149 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio
•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in

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Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	SP PIMCO Total Return Portfolio
•	SP PIMCO High Yield Portfolio.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Diversified Bond, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

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Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive

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Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Robert M. Kippes (team leader), Karl F. Farmer, and Jay K. Rushin. Mr. Kippes, Senior Portfolio Manager of AIM Capital, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1989. Mr. Farmer, Portfolio Manager, has managed the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998. Prior to 1998, Mr. Farmer spent 6 years as a pension actuary with William M. Mercer Inc. Mr. Rushin, CFA, Portfolio Manager, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1998.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the Portfolio is Ronald S. Sloan.

Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the Portfolio since 2002, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team.

SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

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Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is primarily responsible for the day-to-day management of the Portfolio. Mr. Kennedy, is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager. He has managed the Portfolio since November 2002.

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SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in April 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in April 2004.

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SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (“NYSE”) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

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To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

93

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

94

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F7

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.13	$6.49	$8.60	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets(d):
Expenses	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	85%	73%	87%	16	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.

F8

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.52	$6.51	$8.41		$10.00

Income From Investment Operations:
Net investment income (loss)	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	1.26	(1.01)	(1.90)		(1.59)

Total from investment operations	1.30	(0.99)	(1.90)		(1.58)

Less Dividends:
Dividends from net investment income	(0.02)	—	—		(0.01)

Net Asset Value, end of period	$6.80	$5.52	$6.51		$8.41

Total Investment Return(b)	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	37%	116%	65%		15	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.72% and (0.02)%, respectively, for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F9

Financial Highlights

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F10

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

F11

Financial Highlights

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

F12

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F13

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F14

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

F15

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F16

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.81	$10.02		$10.00

Income From Investment Operations:
Net investment income	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	1.36	(0.64)	(0.21)		0.02

Total from investment operations	2.01	—	0.38		0.19

Less Distributions:
Dividends from net investment income	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—		—	(d)

Total distributions	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F17

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F18

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F19

Financial Highlights

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F20

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

F21

Financial Highlights

	SP Technology Portfolio (formerly, SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

F22

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F23

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F24

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F25

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

F26

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F27

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:

publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio	SP Deutsche International Equity Portfolio
Diversified Bond Portfolio	SP Goldman Sachs Small Cap Value Portfolio
Equity Portfolio	SP Large Cap Value Portfolio
Flexible Managed Portfolio	SP MFS Capital Opportunities Portfolio
Global Portfolio	SP Mid Cap Growth Portfolio
High Yield Bond Portfolio	SP PIMCO High Yield Portfolio
Jennison Portfolio	SP PIMCO Total Return Portfolio
Money Market Portfolio	SP State Street Research Small Cap Growth Portfolio
Stock Index Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Value Portfolio	SP Balanced Asset Allocation Portfolio
SP Alliance Large Cap Growth Portfolio	SP Conservative Asset Allocation Portfolio
SP Davis Value Portfolio	SP Growth Asset Allocation Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

10	PRINCIPAL RISKS

13	EVALUATING PERFORMANCE

37	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

39	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

39	Investment Objectives and Policies
39	Conservative Balanced Portfolio
41	Diversified Bond Portfolio
43	Equity Portfolio
44	Flexible Managed Portfolio
46	Global Portfolio
47	High Yield Bond Portfolio
48	Jennison Portfolio
49	Money Market Portfolio
51	Stock Index Portfolio
52	Value Portfolio
53	SP Alliance Large Cap Growth Portfolio
55	SP Davis Value Portfolio
56	SP Deutsche International Equity Portfolio
57	SP Goldman Sachs Small Cap Value Portfolio[1]
58	SP Large Cap Value Portfolio
59	SP MFS Capital Opportunities Portfolio
60	SP Mid Cap Growth Portfolio
61	SP PIMCO High Yield Portfolio
63	SP PIMCO Total Return Portfolio
65	SP State Street Research Small Cap Growth Portfolio[2]
66	SP Asset Allocation Portfolios
66	SP Aggressive Growth Asset Allocation Portfolio
66	SP Balanced Asset Allocation Portfolio
67	SP Conservative Asset Allocation Portfolio
67	SP Growth Asset Allocation Portfolio

69	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

69	American Depositary Receipts
69	Asset-Backed Securities
69	Collateralized Debt Obligations
69	Convertible Debt and Convertible Preferred Stock
69	Credit Default Swaps
69	Credit-Linked Securities
69	Derivatives
69	Dollar Rolls
69	Equity Swaps
69	Event-Linked Bonds
70	Forward Foreign Currency Exchange Contracts
70	Futures Contracts
70	Interest Rate Swaps
70	Joint Repurchase Account
70	Loans and Assignments
70	Mortgage-Related Securities
71	Options
71	Real Estate Investment Trusts
71	Repurchase Agreements

1 Formerly SP Small/Mid Cap Value Portfolio

2 Formerly SP INVESCO Small Company Growth Portfolio

71	Reverse Repurchase Agreements
71	Short Sales
71	Short Sales Against-the-Box
71	Swap Options
71	Swaps
71	Total Return Swaps
71	When-Issued and Delayed Delivery Securities

72	HOW THE FUND IS MANAGED

72	Board of Directors
72	Investment Adviser
74	Investment Subadvisers
76	Portfolio Managers

80	HOW TO BUY AND SELL SHARES OF THE FUND

81	Net Asset Value
82	Distributor

82	OTHER INFORMATION

82	Federal Income Taxes
82	Monitoring for Possible Conflicts

83	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets

(net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

2

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

3

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

4

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	liquidity risk

•	management risk

•	market risk

5

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	liquidity risk

•	management risk

•	market risk

•	portfolio turnover risk

•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

•	style risk

SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio.

6

This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

7

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	management risk

•	market risk

•	prepayment risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	smaller company risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

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•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

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Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

20

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

22

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

23

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. .

24

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

25

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its assets in small capitalization companies.

26

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

27

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

28

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

29

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.41%	8.33%
Merrill Lynch High Yield Index**	22.95%	6.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	4.97%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Merrill Lynch U.S. High Yield BB-B Rated 11 Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated quality spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Bloomberg L.P.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

30

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

31

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

32

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

33

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

34

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

36

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%	None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%	None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%	None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%	None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO High Yield Portfolio	N/A	0.60%	None	0.12%	0.72%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.85%**	None	0.30%	1.15	%***
SP Balanced Asset Allocation Portfolio	N/A	0.77%**	None	0.21%	0.98	%***
SP Conservative Asset Allocation Portfolio	N/A	0.72%**	None	0.16%	0.88	%***
SP Growth Asset Allocation Portfolio	N/A	0.81%**	None	0.26%	1.07	%***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, and 1.15% for SP State Street Research Small Cap Growth Portfolio.
**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.
***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

37

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	349	604	1,334
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO High Yield Portfolio	74	230	401	894
SP PIMCO Total Return Portfolio	66	208	362	810
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

39

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

40

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

41

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

42

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

43

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

44

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

45

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

48

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

50

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

51

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

52

SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

53

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).

•	Purchase and sell exchange-traded index options and stock index future contracts.

•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•	Short sales against-the-box of up to 15% of net Portfolio assets.

•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

54

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record

•	Significant personal ownership in business

•	Intelligent allocation of capital

•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet

•	Low cost structure/low debt

•	High after-tax returns on capital

•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services

•	Dominant or growing market share in a growing market

•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

55

SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.

•	Warrants.

•	Foreign securities.

•	Options (on stock, debt, stock indices, foreign currencies, and futures).

•	Futures contracts.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	Loan participations.

•	Reverse repurchase agreements.

•	Dollar rolls.

•	When-issued and delayed delivery securities

•	Short sales.

•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:

i. Attractive returns on capital;

ii. Sustainable earnings and cash flow;

iii. Strong company management focused on long-term returns to shareholders;

•	Attractive valuation opportunities where:

i. The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.

•	Purchase and sell options on equity securities or stock indices.

•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•	Forward foreign currency exchange contracts.

•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•	Swaps.

•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

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SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.

•	Convertible debt and convertible preferred stock.

•	Asset-backed securities.

•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Swaps.

•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

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SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Brady Bonds.

•	Depositary receipts.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities and stock indices).

•	Repurchase agreements.

•	Mortgage dollar rolls.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Warrants.

•	When-issued and delayed delivery securities.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Depository receipts.

•	Emerging markets equity securities.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities, and stock indices).

•	Repurchase agreements.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Short-term debt.

•	Warrants.

•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•	Preferred stock.

•	Debt from emerging markets.

•	Event-linked bonds.

•	Inflation-indexed bonds issued by both governments and corporations.

•	Convertible debt and convertible preferred stock securities.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).

•	Reverse repurchase agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•	Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and coroporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•	Preferred stock.

•	Debt from emerging markets.

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•	Forward foreign currency exchange contracts.

•	Event-linked bonds.

•	Convertible debt and convertible preferred stock.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•	Repurchase Agreements and Reverse Repurchase Agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•	Repurchase agreements.

•	Debt securities.

•	Convertible securities

•	High yield or “junk” bonds.

•	Warrants.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	When-issued and delayed delivery securities.

•	Short sales against-the-box.

•	U.S. Government securities.

•	Brady Bonds.

•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation, the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

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•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28.0% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

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•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

* * *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

* * *

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Except for the Money Market Portfolio and the Zero Coupon Bond Portfolio 2005, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP State Street Research Small Cap Growth	0.95
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Jennison Portfolio

•	Value Portfolio

•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio

•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and

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affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	SP PIMCO Total Return Portfolio

•	SP PIMCO High Yield Portfolio.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

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High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

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SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

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SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is primarily responsible for the day-to-day management of the Portfolio. Mr. Kennedy, is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager. He has managed the Portfolio since November 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in April 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

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The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a

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value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

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FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F7

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F8

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F9

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F10

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F11

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

F12

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

F13

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F14

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F15

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

F16

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F17

	SP PIMCO High Yield Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.81	$10.02		$10.00

Income From Investment Operations:
Net investment income	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	1.36	(0.64)	(0.21)		0.02

Total from investment operations	2.01	—	0.38		0.19

Less Distributions:
Dividends from net investment income	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—		—	(d)

Total distributions	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F18

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F19

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F20

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F21

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F22

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

F23

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F24

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Flexible Managed Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS

5	EVALUATING PERFORMANCE

7	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

9	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Conservative Balanced Portfolio
Flexible Managed Portfolio

13	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

16	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

20	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

22	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

22	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	company risk
•	credit risk
•	derivatives risk
•	foreign investment risk
•	high yield risk
•	interest rate risk
•	leveraging risk
•	liquidity risk
•	management risk
•	market risk
•	prepayment risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in

2

accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

3

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

* * *

4

EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

5

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

6

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses

Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%

7

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Flexible Managed Portfolio	63	199	346	774

8

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies
•	Purchase and sell exchange-traded fund shares
•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.
•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.
•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).
•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.
•	Purchase and sell exchange-traded fund shares.
•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.
•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

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•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Flexible Managed	0.60

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio
•	Flexible Managed Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced and Flexible Managed Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and

20

asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio, except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

21

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F2

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Money Market Portfolio

Jennison Portfolio

Stock Index Portfolio

Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

5	PRINCIPAL RISKS

8	EVALUATING PERFORMANCE

19	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

21	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

21	Investment Objectives and Policies
21	Conservative Balanced Portfolio
23	Diversified Bond Portfolio
25	Equity Portfolio
26	Flexible Managed Portfolio
28	Global Portfolio
29	Government Income Portfolio
30	High Yield Bond Portfolio
31	Jennison Portfolio
32	Money Market Portfolio
34	Stock Index Portfolio
35	Value Portfolio

36	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

36	American Depositary Receipts
36	Asset-Backed Securities
36	Collateralized Debt Obligations
36	Convertible Debt and Convertible Preferred Stock
36	Credit Default Swaps
36	Credit-Linked Securities
36	Derivatives
36	Dollar Rolls
36	Equity Swaps
36	Event-Linked Bonds
37	Forward Foreign Currency Exchange Contracts
37	Futures Contracts
37	Interest Rate Swaps
37	Joint Repurchase Account
37	Loans and Assignments
37	Mortgage-Related Securities
38	Options
38	Real Estate Investment Trusts
38	Repurchase Agreements
38	Reverse Repurchase Agreements
38	Short Sales
38	Short Sales Against-the-Box
38	Swap Options
38	Swaps
38	Total Return Swaps
38	When-Issued and Delayed Delivery Securities

39	HOW THE FUND IS MANAGED

39	Board of Directors
39	Investment Adviser
41	Investment Subadvisers
42	Portfolio Managers

45	HOW TO BUY AND SELL SHARES OF THE FUND

46	Net Asset Value

47	Distributor

47	OTHER INFORMATION

47	Federal Income Taxes
47	Monitoring for Possible Conflicts

47	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

2

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

3

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

4

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

5

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

6

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

*    *    *

7

EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

8

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

9

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

10

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

11

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

12

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

13

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

14

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION(2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

15

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

16

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

17

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%

19

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555

20

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

21

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

22

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

23

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

24

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

25

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

26

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

27

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

28

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

29

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

30

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

31

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Jennison Portfolio

•	Value Portfolio

•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolio’s investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolio since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

43

Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

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Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

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Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Money Market Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

5	PRINCIPAL RISKS
9	EVALUATING PERFORMANCE

22	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

24	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

24	Investment Objectives and Policies
24	Conservative Balanced Portfolio
26	Diversified Bond Portfolio
28	Equity Portfolio
29	Flexible Managed Portfolio
31	Global Portfolio
32	Government Income Portfolio
33	High Yield Bond Portfolio
34	Jennison Portfolio
35	Jennison 20/20 Focus Portfolio
36	Money Market Portfolio
38	Small Capitalization Stock Portfolio
39	Stock Index Portfolio
40	Value Portfolio

41	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

41	American Depositary Receipts
41	Asset-Backed Securities
41	Collateralized Debt Obligations
41	Convertible Debt and Convertible Preferred Stock
41	Credit Default Swaps
41	Credit-Linked Securities
41	Derivatives
41	Dollar Rolls
41	Equity Swaps
41	Event-Linked Bonds
42	Forward Foreign Currency Exchange Contracts
42	Futures Contracts
42	Interest Rate Swaps
42	Joint Repurchase Account
42	Loans and Assignments
42	Mortgage-Related Securities
43	Options
43	Real Estate Investment Trusts
43	Repurchase Agreements
43	Reverse Repurchase Agreements
43	Short Sales
43	Short Sales Against-the-Box
43	Swap Options
43	Swaps
43	Total Return Swaps
43	When-Issued and Delayed Delivery Securities

44	HOW THE FUND IS MANAGED

44	Board of Directors
44	Investment Adviser
46	Investment Subadvisers
47	Portfolio Managers

50	HOW TO BUY AND SELL SHARES OF THE FUND

51	Net Asset Value
52	Distributor

52	OTHER INFORMATION

52	Federal Income Taxes
53	Monitoring for Possible Conflicts

53	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

2

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

3

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all

4

or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially

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true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

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Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

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Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

*    *    *

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

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Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)	SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%	2.46%	—
Class II shares	28.80%	—	-0.81%
S&P 500 Index**	28.67%	-2.44%	-3.81%
Russell® 1000 Index***	29.89%	-1.87%	-3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-2.88%	-5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%	0.65%	-2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

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Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

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Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

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Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Jennison 20/20 Focus Portfolio	N/A	0.75%	None	0.20%	0.95%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Jennison 20/20 Focus Portfolio	97	303	525	1,166
Money Market Portfolio	45	141	246	555
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

24

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

25

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

26

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

27

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

28

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

29

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

30

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

31

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

32

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•	Purchase or sell securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

*    *    *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Jennison Portfolio

•	Jennison 20/20 Focus Portfolio

•	Value Portfolio

•	Equity Portfolio (portion)

•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Small Capitalization Stock Portfolio

•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolio’s investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolio since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

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Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

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Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance

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companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

51

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

52

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

53

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F7

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F8

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.28	$10.65	$10.99	$11.88	$10.00

Income From Investment Operations:
Net investment income	0.02	0.02	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.40	(2.39)	(0.15)	(0.71)	1.88

Total from investment operations	2.42	(2.37)	(0.10)	(0.66)	1.90

Less Distributions:
Dividends from net investment income	(0.02)	— (d)	(0.05)	(0.05)	(0.02)
Distributions from net realized gains	—	—	(0.19)	(0.18)	—	(d)

Total distributions	(0.02)	—	(0.24)	(0.23)	(0.02)

Net Asset Value, end of period	$10.68	$8.28	$10.65	$10.99	$11.88

Total Investment Return(b):	29.30%	(22.24)%	(1.01)%	(5.41)%	18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$64.6	$57.2	$87.8	$95.8	$65.0
Ratios to average net assets:
Expenses	0.95%	0.97%	0.93%	0.88%	1.09	%(c)
Net investment income	0.18%	0.19%	0.46%	0.45%	0.33	%(c)
Portfolio turnover rate	102%	75%	131%	163%	64	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Not annualized.

F9

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F10

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F11

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F12

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F13

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov
SEC File No. 811-03623

PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY
The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Equity Portfolio	SP MFS Capital Opportunities Portfolio
Global Portfolio	SP Mid Cap Growth Portfolio
Jennison Portfolio	SP PIMCO High Yield Portfolio
Money Market Portfolio	SP PIMCO Total Return Portfolio
Stock Index Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Value Portfolio	SP State Street Research Small Cap Growth Portfolio
SP AIM Aggressive Growth Portfolio	SP Strategic Partners Focused Growth Portfolio
SP AIM Core Equity Portfolio	SP Technology Portfolio
SP Alliance Large Cap Growth Portfolio	SP William Blair International Growth Portfolio
SP Davis Value Portfolio	SP Aggressive Growth Asset Allocation Portfolio
SP Deutsche International Equity Portfolio	SP Balanced Asset Allocation Portfolio
SP Goldman Sachs Small Cap Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Large Cap Value Portfolio	SP Growth Asset Allocation Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

11	PRINCIPAL RISKS

14	EVALUATING PERFORMANCE

40	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

42	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

42	Investment Objectives and Policies
43	Equity Portfolio
44	Global Portfolio
45	Jennison Portfolio
46	Money Market Portfolio
48	Stock Index Portfolio
49	Value Portfolio
50	SP AIM Aggressive Growth Portfolio
51	SP AIM Core Equity Portfolio
53	SP Alliance Large Cap Growth Portfolio
55	SP Davis Value Portfolio
56	SP Deutsche International Equity Portfolio
57	SP Goldman Sachs Small Cap Value Portfolio[1]
58	SP Large Cap Value Portfolio
59	SP MFS Capital Opportunities Portfolio
60	SP Mid Cap Growth Portfolio
61	SP PIMCO High Yield Portfolio
63	SP PIMCO Total Return Portfolio
65	SP Prudential U.S. Emerging Growth Portfolio
67	SP State Street Research Small Cap Growth Portfolio[2]
68	SP Strategic Partners Focused Growth Portfolio
70	SP Technology Portfolio[3]
71	SP William Blair International Growth Portfolio[4]
73	SP Asset Allocation Portfolios
73	SP Aggressive Growth Asset Allocation Portfolio
73	SP Balanced Asset Allocation Portfolio
74	SP Conservative Asset Allocation Portfolio
74	SP Growth Asset Allocation Portfolio

76	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

76	American Depositary Receipts
76	Asset-Backed Securities
76	Collateralized Debt Obligations
76	Convertible Debt and Convertible Preferred Stock
76	Credit Default Swaps
76	Credit-Linked Securities
76	Derivatives
76	Dollar Rolls
76	Equity Swaps
76	Event-Linked Bonds
77	Forward Foreign Currency Exchange Contracts
77	Futures Contracts
77	Interest Rate Swaps
77	Joint Repurchase Account
77	Loans and Assignments

[1]	Formerly SP Small/Mid Cap Value Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio
[4]	Formerly SP Jennison International Growth Portfolio

77	Mortgage-Related Securities
78	Options
78	Real Estate Investment Trusts
78	Repurchase Agreements
78	Reverse Repurchase Agreements
78	Short Sales
78	Short Sales Against-the-Box
78	Swap Options
78	Swaps
78	Total Return Swaps
78	When-Issued and Delayed Delivery Securities

79	HOW THE FUND IS MANAGED

79	Board of Directors
79	Investment Adviser
81	Investment Subadvisers
83	Portfolio Managers

87	HOW TO BUY AND SELL SHARES OF THE FUND

88	Net Asset Value
89	Distributor

89	OTHER INFORMATION

89	Federal Income Taxes
89	Monitoring for Possible Conflicts

90	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

1

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

2

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

SP AIM Aggressive Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks may involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. invests in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	liquidity risk

•	management risk

•	market risk

•	smaller company risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). A I M Capital Management, Inc. considers whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	interest rate risk

•	liquidity risk

•	management risk

•	market risk

3

SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	liquidity risk

•	management risk

•	market risk

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

4

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	liquidity risk

•	management risk

•	market risk

•	portfolio turnover risk

•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

•	style risk

SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

5

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

6

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	management risk

•	market risk

•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	smaller company risk

7

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	industry/sector risk

•	interest rate risk

•	initial public offering (IPO) risk

•	liquidity risk

•	management risk

•	market risk

•	short sale risk

•	smaller company risk

•	technology company risk

•	technology sector risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large

8

and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

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•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

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Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in

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a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

* * *

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EVALUATING PERFORMANCE

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

14

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

15

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

16

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

17

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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SP AIM Aggressive Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.26% (4th quarter of 2001)	-24.17% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.51%	-12.37%
Russell 2500® Index**	45.51%	4.85%
Russell 2500™ Growth Index***	46.31%	-8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500® Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2500™ Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	23.69%	-10.98%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-7.86%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

21

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

22

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. .

23

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

24

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its assets in small capitalization companies.

25

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

26

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

27

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

28

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.41%	8.33%
Merrill Lynch High Yield Index**	22.95%	6.58%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	4.97%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Merrill Lynch U.S. High Yield BB-B Rated 11 Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated quality spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Bloomberg L.P.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

29

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

30

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

31

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

32

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

33

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500 Technology Index***	47.88%	-20.20%
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

34

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

35

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

36

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

37

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies —gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

38

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

39

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
SP AIM Aggressive Growth Portfolio*	N/A	0.95%	None	1.07%	2.02%
SP AIM Core Equity Portfolio*	N/A	0.85%	None	0.87%	1.72%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%	None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%	None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%	None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%	None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO High Yield Portfolio	N/A	0.60%	None	0.12%	0.72%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	0.75%	1.65%
SP Technology Portfolio*	N/A	1.15%	None	1.41%	2.56%
SP William Blair International Growth Portfolio	N/A	0.85%	None	0.30%	1.15%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.85%**	None	0.30%	1.15	%***
SP Balanced Asset Allocation Portfolio	N/A	0.77 **	None	0.21%	0.98	%***
SP Conservative Asset Allocation Portfolio	N/A	0.72 **	None	0.16%	0.88	%***
SP Growth Asset Allocation Portfolio	N/A	0.81%**	None	0.26%	1.07	%***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.07% for SP AIM Aggressive Growth Portfolio, 1.00% for SP AIM Core Equity Portfolio, 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.
**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.
***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

40

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	50	157	274	616
Global Portfolio	89	278	482	1,073
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
SP AIM Aggressive Growth Portfolio	205	634	1,088	2,348
SP AIM Core Equity Portfolio	175	542	933	2,030
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	331	574	1,271
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO High Yield Portfolio	74	230	401	894
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895
SP William Blair International Growth Portfolio	117	365	633	1,398
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

41

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

42

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

43

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

44

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

45

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

46

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

47

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP AIM Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio will invest primarily in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers invest primarily in securities of companies whose earnings they expect to grow more than 15% per year. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell stock index futures contracts and related options on stock index futures.

•	Purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Equity and debt securities of Real Estate Investment Trusts (REITs) (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies to the extent otherwise permissible under the Investment Company Act, and the rules, regulations and orders promulgated thereunder.

•	Preferred stock, convertible debt and convertible preferred stock.

•	Forward foreign currency exchange contracts.

•	Restricted securities.

•	Repurchase agreements and reverse repurchase agreements.

•	Dollar rolls and warrants.

•	When-issued and delayed delivery securities

•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•	U.S. Government securities.

•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

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SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•	Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•	Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade

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settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•	Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•	Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•	Purchase and sell stock index futures contracts and related options on stock index futures, and may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Preferred stock, convertible debt and convertible preferred stock.

•	Forward foreign currency exchange contracts.

•	Restricted securities.

•	Repurchase agreements.

•	Dollar rolls.

•	Warrants.

•	When-issued and delayed delivery securities

•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•	U.S. Government securities.

•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

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SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).

•	Purchase and sell exchange-traded index options and stock index future contracts.

•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•	Short sales against-the-box of up to 15% of net Portfolio assets.

•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

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SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record

•	Significant personal ownership in business

•	Intelligent allocation of capital

•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet

•	Low cost structure/low debt

•	High after-tax returns on capital

•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services

•	Dominant or growing market share in a growing market

•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

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SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.

•	Warrants.

•	Foreign securities.

•	Options (on stock, debt, stock indices, foreign currencies, and futures).

•	Futures contracts.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	Loan participations.

•	Reverse repurchase agreements.

•	Dollar rolls.

•	When-issued and delayed delivery securities

•	Short sales.

•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:

i.	Attractive returns on capital;

ii.	Sustainable earnings and cash flow;

iii.	Strong company management focused on long-term returns to shareholders;

•	Attractive valuation opportunities where:

i.	The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.

•	Purchase and sell options on equity securities or stock indices.

•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•	Forward foreign currency exchange contracts.

•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•	Swaps.

•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

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SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.

•	Convertible debt and convertible preferred stock.

•	Asset-backed securities.

•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Swaps.

•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

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SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Brady Bonds.

•	Depositary receipts.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities and stock indices).

•	Repurchase agreements.

•	Mortgage dollar rolls.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Warrants.

•	When-issued and delayed delivery securities.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Depository receipts.

•	Emerging markets equity securities.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities, and stock indices).

•	Repurchase agreements.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Short-term debt.

•	Warrants.

•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in high yield/high risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high yield” or “junk” bonds. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•	Preferred stock.

•	Debt from emerging markets.

•	Event-linked bonds.

•	Inflation-indexed bonds issued by both governments and corporations.

•	Convertible debt and convertible preferred stock securities.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment)).

•	Reverse repurchase agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•	Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•	Preferred stock.

•	Debt from emerging markets.

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•	Forward foreign currency exchange contracts.

•	Event-linked bonds.

•	Convertible debt and convertible preferred stock.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•	Repurchase Agreements and Reverse Repurchase Agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Foreign currency forward contracts.

•	Derivative strategies.

•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

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•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•	Repurchase agreements.

•	Debt securities.

•	Convertible securities

•	High yield or “junk” bonds.

•	Warrants.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	When-issued and delayed delivery securities.

•	Short sales against-the-box.

•	U.S. Government securities.

•	Brady Bonds.

•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•	Short sales.

•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•	Nonconvertible preferred stocks.

•	Convertible debt and convertible preferred stock

•	American Depositary Receipts (ADRs).

•	Warrants and rights that can be exercised to obtain stock.

•	Investments in various types of business ventures, including partnerships and joint ventures.

•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

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SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,

•	Forward foreign currency exchange contracts.

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•	Purchase securities on a when-issued or delayed delivery basis.

•	Borrow up to 33% of the value of the Portfolio’s total assets.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation, the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)

SP Large Cap Value Portfolio	(34% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)

SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

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•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)

SP Large Cap Value Portfolio	(22% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)

SP PIMCO High Yield Portfolio	(5% of Portfolio)

Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)

SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)

SP Large Cap Value Portfolio	(15% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)

SP PIMCO High Yield Portfolio	(5% of Portfolio)

Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)

SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)

SP Large Cap Value Portfolio	(29% of Portfolio)

SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)

SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)

SP PIMCO Total Return Portfolio	(13% of Portfolio)

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•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)

SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45
Global	0.75
Jennison	0.60
Money Market	0.40
Stock Index	0.35
Value	0.40
SP AIM Aggressive Growth	0.95
SP AIM Core Equity	0.85
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Jennison Portfolio

•	SP Prudential U.S. Emerging Growth Portfolio

•	Value Portfolio

•	Equity Portfolio (portion)

•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Money Market Portfolio

•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•	SP AIM Aggressive Growth Portfolio

•	SP AIM Core Equity Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2003, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2003, AIM Capital and its affiliates managed approximately $149 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio

•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

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GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	SP PIMCO Total Return Portfolio

•	SP PIMCO High Yield Portfolio.

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Money Market Portfolio. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

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Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

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SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Robert M. Kippes (team leader), Karl F. Farmer, and Jay K. Rushin. Mr. Kippes, Senior Portfolio Manager of AIM Capital, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1989. Mr. Farmer, Portfolio Manager, has managed the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998. Prior to 1998, Mr. Farmer spent 6 years as a pension actuary with William M. Mercer Inc. Mr. Rushin, CFA, Portfolio Manager, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1998.

SP AIM Core Equity Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual member of the team who is primarily responsible for the day-to-day management of the Portfolio is Ronald S. Sloan.

Ronald S. Sloan, Senior Portfolio Manager, who has been responsible for the Portfolio since 2002, joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team.

SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

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SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is primarily responsible for the day-to-day management of the Portfolio. Mr. Kennedy, is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager. He has managed the Portfolio since November 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in May 2004.

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SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

87

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

88

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

89

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

90

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F2

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F3

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F6

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.13	$6.49	$8.60	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets(d):
Expenses	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	85%	73%	87%	16	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.

F7

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.52	$6.51	$8.41		$10.00

Income From Investment Operations:
Net investment income (loss)	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	1.26	(1.01)	(1.90)		(1.59)

Total from investment operations	1.30	(0.99)	(1.90)		(1.58)

Less Dividends:
Dividends from net investment income	(0.02)	—	—		(0.01)

Net Asset Value, end of period	$6.80	$5.52	$6.51		$8.41

Total Investment Return(b)	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	37%	116%	65%		15	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.72% and (0.02)%, respectively, for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F8

Financial Highlights

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F9

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

F10

Financial Highlights

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

F11

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F12

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F13

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

F14

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F15

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.81	$10.02		$10.00

Income From Investment Operations:
Net investment income	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	1.36	(0.64)	(0.21)		0.02

Total from investment operations	2.01	—	0.38		0.19

Less Distributions:
Dividends from net investment income	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—		—	(d)

Total distributions	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F16

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F17

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F18

Financial Highlights

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F19

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

F20

Financial Highlights

	SP Technology Portfolio (formerly, SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

F21

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F22

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F23

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F24

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

F25

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F26

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:

publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov

SEC File No. 811-03623

[GRAPHIC APPEARS HERE]

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

High Yield Bond Portfolio

Jennison Portfolio

Money Market Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

5	PRINCIPAL RISKS

9	EVALUATING PERFORMANCE

22	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

24	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

24	Investment Objectives and Policies
24	Conservative Balanced Portfolio
26	Diversified Bond Portfolio
28	Equity Portfolio
29	Flexible Managed Portfolio
31	Global Portfolio
32	Government Income Portfolio
33	High Yield Bond Portfolio
34	Jennison Portfolio
Jennison 20/20 Focus Portfolio
35	Money Market Portfolio
37	Natural Resources Portfolio
38	Small Capitalization Stock Portfolio
39	Stock Index Portfolio
40	Value Portfolio

41	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
41	American Depositary Receipts
41	Asset-Backed Securities
41	Collateralized Debt Obligations
41	Convertible Debt and Convertible Preferred Stock
41	Credit Default Swaps
41	Credit-Linked Securities
41	Derivatives
41	Dollar Rolls
41	Equity Swaps
41	Event-Linked Bonds
42	Forward Foreign Currency Exchange Contracts
42	Futures Contracts
42	Interest Rate Swaps
42	Joint Repurchase Account
42	Loans and Assignments
42	Mortgage-Related Securities
43	Options
43	Real Estate Investment Trusts
43	Repurchase Agreements
43	Reverse Repurchase Agreements
43	Short Sales
43	Short Sales Against-the-Box
43	Swap Options
43	Swaps
43	Total Return Swaps
43	When-Issued and Delayed Delivery Securities

44	HOW THE FUND IS MANAGED
44	Board of Directors
44	Investment Adviser
46	Investment Subadvisers
47	Portfolio Managers

50	HOW TO BUY AND SELL SHARES OF THE FUND

51	Net Asset Value
51	Distributor

52	OTHER INFORMATION
52	Federal Income Taxes
53	Monitoring for Possible Conflicts

53	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

2

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

3

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	industry/sector risk

•	interest rate risk

•	management risk

•	market risk

4

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

5

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

6

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

7

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

*    *    *

8

EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

9

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

10

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

11

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

12

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

13

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

14

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

15

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

16

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

17

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	39.00%	24.46%	13.28%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	33.70%	14.55%	7.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

19

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

20

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Natural Resources Portfolio	N/A	0.45%	None	0.06%	0.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%

22

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Money Market Portfolio	45	141	246	555
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

24

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

25

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

26

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

27

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

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Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

29

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

30

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

31

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

32

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

33

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

34

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

39

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Natural Resources Portfolio

•	Jennison Portfolio

•	Value Portfolio

•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Small Capitalization Stock Portfolio

•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, Government Income, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolio’s investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolio since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

48

Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

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Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Natural Resources Portfolio

Leigh R. Goehring and Michael A. Del Balso are primarily responsible for the day-to-day management of this Portfolio. Mr. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B. A. from Hamilton College. He has managed the Portfolio since 1992. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been a apart of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance

50

companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

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A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

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Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Natural Resources Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.35	$19.11	$23.59	$17.38	$11.98

Income From Investment Operations:
Net investment income	0.25	0.09	0.43	0.13	0.10
Net realized and unrealized gains (losses) on investments	7.38	3.52	(2.89)	6.36	5.40

Total from investment operations	7.63	3.61	(2.46)	6.49	5.50

Less Distributions:
Dividends from net investment income	(0.98)	(0.12)	(0.55)	(0.16)	(0.10)
Distributions in excess of net investment income	—	—	—	(0.09)	—
Distributions from net realized gains	(1.51)	(0.25)	(1.47)	(0.03)	—
Tax return of capital distributions	—	—	—	—	—

Total distributions	(2.49)	(0.37)	(2.02)	(0.28)	(0.10)

Net Asset Value, end of year	$27.49	$22.35	$19.11	$23.59	$17.38

Total Investment Return(a)	39.00%	18.92%	(10.08)%	37.66%	45.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.7	$379.2	$336.1	$393.2	$289.5
Ratios to average net assets:
Expenses	0.51%	0.50%	0.52%	0.58%	0.57%
Net investment income	0.80%	0.47%	1.94%	0.67%	0.70%
Portfolio turnover rate	24%	37%	23%	30%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Flexible Managed Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS

5	EVALUATING PERFORMANCE

7	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

9	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

9	Investment Objectives and Policies
9	Conservative Balanced Portfolio
11	Flexible Managed Portfolio

13	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

13	American Depositary Receipts
13	Asset-Backed Securities
13	Collateralized Debt Obligations
13	Convertible Debt and Convertible Preferred Stock
13	Credit Default Swaps
13	Credit-Linked Securities
13	Derivatives
13	Dollar Rolls
13	Equity Swaps
13	Event-Linked Bonds
14	Forward Foreign Currency Exchange Contracts
14	Futures Contracts
14	Interest Rate Swaps
14	Joint Repurchase Account
14	Loans and Assignments
14	Mortgage-Related Securities
15	Options
15	Real Estate Investment Trusts
15	Repurchase Agreements
15	Reverse Repurchase Agreements
15	Short Sales
15	Short Sales Against-the-Box
15	Swap Options
15	Swaps
15	Total Return Swaps
15	When-Issued and Delayed Delivery Securities

16	HOW THE FUND IS MANAGED

16	Board of Directors
16	Investment Adviser
18	Investment Subadvisers
19	Portfolio Managers

20	HOW TO BUY AND SELL SHARES OF THE FUND

20	Net Asset Value
21	Distributor

22	OTHER INFORMATION

22	Federal Income Taxes
22	Monitoring for Possible Conflicts

22	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

1

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

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Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock

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prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Flexible Managed Portfolio	63	199	346	774

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

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•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Flexible Managed	0.60

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Flexible Managed Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced and Flexible Managed Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

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Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio, except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

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OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F2

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

[GRAPHIC APPEARS HERE]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

3	PRINCIPAL RISKS

7	EVALUATING PERFORMANCE

14	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

16	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

16	Investment Objectives and Policies
16	Conservative Balanced Portfolio
18	Diversified Bond Portfolio
20	Equity Portfolio
21	Flexible Managed Portfolio
23	Global Portfolio
24	Government Income Portfolio
25	Stock Index Portfolio

26	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

26	American Depositary Receipts
26	Asset-Backed Securities
26	Collateralized Debt Obligations
26	Convertible Debt and Convertible Preferred Stock
26	Credit Default Swaps
26	Credit-Linked Securities
26	Derivatives
26	Dollar Rolls
26	Equity Swaps
26	Event-Linked Bonds
27	Forward Foreign Currency Exchange Contracts
27	Futures Contracts
27	Interest Rate Swaps
27	Joint Repurchase Account
27	Loans and Assignments
27	Mortgage-Related Securities
28	Options
28	Real Estate Investment Trusts
28	Repurchase Agreements
28	Reverse Repurchase Agreements
28	Short Sales
28	Short Sales Against-the-Box
28	Swap Options
28	Swaps
28	Total Return Swaps
28	When-Issued and Delayed Delivery Securities

29	HOW THE FUND IS MANAGED

29	Board of Directors
29	Investment Adviser
31	Investment Subadvisers
32	Portfolio Managers

34	HOW TO BUY AND SELL SHARES OF THE FUND

35	Net Asset Value
36	Distributor

36	OTHER INFORMATION

36	Federal Income Taxes
36	Monitoring for Possible Conflicts

36	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

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Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

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Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

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Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

5

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

*    *    *

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

8

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

9

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

10

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

12

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

[GRAPHIC APPEARS HERE]

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

13

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%

14

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
Stock Index Portfolio	38	119	208	468

15

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

16

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

17

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

18

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

19

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

20

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

21

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

22

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

23

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

24

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

*    *    *

25

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
Stock Index	0.35

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	Stock Index Portfolio

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Flexible Managed, and Government Income Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolio’s investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolio since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding

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Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays

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for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

35

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

36

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

37

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F7

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

[GRAPHIC APPEARS HERE] The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Diversified Bond Portfolio	SP Large Cap Value Portfolio
Diversified Conservative Growth Portfolio	SP MFS Capital Opportunities Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
High Yield Bond Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Jennison Portfolio	SP State Street Research Small Cap Growth Portfolio
Jennison 20/20 Focus Portfolio	SP Strategic Partners Focused Growth Portfolio
Money Market Portfolio	SP Technology Portfolio
Small Capitalization Stock Portfolio	SP William Blair International Growth Portfolio
Stock Index Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Value Portfolio	SP Balanced Asset Allocation Portfolio
SP Goldman Sachs Small Cap Value Portfolio	SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

10	PRINCIPAL RISKS

14	EVALUATING PERFORMANCE

39	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

41	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

41	Investment Objectives and Policies

42	Diversified Bond Portfolio
44	Diversified Conservative Growth Portfolio
46	Equity Portfolio
47	Global Portfolio
48	High Yield Bond Portfolio
49	Jennison Portfolio
50	Jennison 20/20 Focus Portfolio
51	Money Market Portfolio
53	Small Capitalization Stock Portfolio
54	Stock Index Portfolio
55	Value Portfolio
56	SP Goldman Sachs Small Cap Value Portfolio[1]
57	SP Large Cap Value Portfolio
58	SP MFS Capital Opportunities Portfolio
59	SP Mid Cap Growth Portfolio
60	SP PIMCO Total Return Portfolio
62	SP Prudential U.S. Emerging Growth Portfolio
64	SP State Street Research Small Cap Growth Portfolio[2]
65	SP Strategic Partners Focused Growth Portfolio
67	SP Technology Portfolio[3]
68	SP William Blair International Growth Portfolio[4]
70	SP Asset Allocation Portfolios
70	SP Aggressive Growth Asset Allocation Portfolio
70	SP Balanced Asset Allocation Portfolio
71	SP Conservative Asset Allocation Portfolio
71	SP Growth Asset Allocation Portfolio

73	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

73	American Depositary Receipts
73	Asset-Backed Securities
73	Collateralized Debt Obligations
73	Convertible Debt and Convertible Preferred Stock
73	Credit Default Swaps
73	Credit-Linked Securities
73	Derivatives
73	Dollar Rolls
73	Equity Swaps
73	Event-Linked Bonds
74	Forward Foreign Currency Exchange Contracts
74	Futures Contracts
74	Interest Rate Swaps
74	Joint Repurchase Account
74	Loans and Assignments

[1]	Formerly SP Small/Mid Cap Value Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio
[4]	Formerly SP Jennison International Growth Portfolio

74	Mortgage-Related Securities
75	Options
75	Real Estate Investment Trusts
75	Repurchase Agreements
75	Reverse Repurchase Agreements
75	Short Sales
75	Short Sales Against-the-Box
75	Swap Options
75	Swaps
75	Total Return Swaps
75	When-Issued and Delayed Delivery Securities

76	HOW THE FUND IS MANAGED

76	Board of Directors
76	Investment Adviser
78	Investment Subadvisers
80	Portfolio Managers

85	HOW TO BUY AND SELL SHARES OF THE FUND

86	Net Asset Value
87	Distributor

87	OTHER INFORMATION

87	Federal Income Taxes
87	Monitoring for Possible Conflicts

87	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets

(net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

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•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

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An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

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•	interest rate risk

•	management risk

•	market risk

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	liquidity risk

•	management risk

•	market risk

•	portfolio turnover risk

•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

•	style risk

SP MFS Capital Opportunities Portfolio

Investment Objective: capital appreciation.

We invest, under normal market conditions, at least 65% of the Portfolio’s net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Portfolio’s portfolio manager and MFS’s large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance.

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Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	management risk

•	market risk

•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the

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potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

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SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	industry/sector risk

•	interest rate risk

•	initial public offering (IPO) risk

•	liquidity risk

•	management risk

•	market risk

•	short sale risk

•	smaller company risk

•	technology company risk

•	technology sector risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Aggressive Growth Asset Allocation Portfolio

Investment Objective: capital appreciation by investing in domestic equity Portfolios and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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The SP Aggressive Growth Asset Allocation Portfolio currently invests in shares of the following Fund Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Balanced Asset Allocation Portfolio

Investment Objective: to provide a balance between current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Balanced Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Conservative Asset Allocation Portfolio

Investment Objective: to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The SP Conservative Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

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•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

SP Growth Asset Allocation Portfolio

Investment Objective: provide long-term growth of capital with consideration also given to current income, by investing in domestic equity Portfolios, fixed income Portfolios, and international equity Portfolios.

Pertinent risks are those associated with each Portfolio in which this Portfolio invests. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Growth Asset Allocation Portfolio currently invests in shares of the following Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to their investment summaries included in this prospectus.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

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Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

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Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

*    *    *

13

EVALUATING PERFORMANCE

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

14

Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (5/3/99)
Class I shares	21.57%	5.12%
S&P 500 Index**	28.67%	-2.44%
Diversified Conservative Growth Custom Blended Index***	20.26%	3.99%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.26%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). The “Since Inception” return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

15

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

16

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

17

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

19

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)	SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%	2.46%	—
Class II shares	28.80%	—	-0.81%
S&P 500 Index**	28.67%	-2.44%	-3.81%
Russell® 1000 Index***	29.89%	-1.87%	-3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-2.88%	-5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%	0.65%	-2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

20

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

21

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

22

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

23

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Bes Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

24

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its investable assets in small capitalization companies.

25

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

26

SP MFS Capital Opportunities Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.95% (2nd quarter of 2003)	-25.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I Shares	26.80%	-12.92%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Index***	29.89%	-6.30%
Lipper Large Cap Core Funds Average****	26.43%	-7.86%
Lipper Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest companies included in the Russell 3000® Index. The Russell 3000® Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average and Large Cap Core Funds Average are calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio within the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average is also shown, because the management of the portfolios included in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

27

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

28

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

29

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

30

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

31

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

32

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500 Technology Index***	47.88%	-20.20%
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

33

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

34

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	32.77%	-6.88%
S&P 500 Index**	28.67%	-6.13%
Aggressive Growth AA Custom Blended Index***	37.40%	-3.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Aggressive Growth AA Custom Blended Index consists of the Russell® 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap® Growth Index (17.5%), and the MSCI EAFE Index (30%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

35

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	22.87%	0.18%
S&P 500 Index**	28.67%	-6.13%
Balanced AA Custom Blended Index***	23.90%	0.94%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	18.97%	0.89%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Balanced AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

36

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	16.49%	3.04%
S&P 500 Index**	28.67%	-6.13%
Conservative AA Custom Blended Index***	15.23%	3.62%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Conservative AA Custom Blended Index consists of the Russell 1000® Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

37

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	28.27%	-3.37%
S&P 500 Index**	28.67%	-6.13%
Growth AA Custom Blended Index***	31.06%	-1.08%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	31.49%	-5.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Growth AA Custom Blended Index consists of the Russell 1000® Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%), the Lehman Brothers Aggregate Bond Index (12.5%), the Lehman Brothers Intermediate BB Index (7.5%) and the MSCI EAFE Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. . The custom index was created to track the asset allocation percentages for the Portfolio in place through April 30, 2004. The Portfolio’s percentages were revised as of April 30, 2004 to the percentages noted in the investment objective and investment strategy sections of this prospectus. The “Since Inception” return reflects the closest calendar month-end return. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

38

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Diversified Conservative Growth Portfolio	N/A	0.75%	None	0.23%	0.98%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Jennison 20/20 Focus Portfolio	N/A	0.75%	None	0.20%	0.95%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP MFS Capital Opportunities Portfolio*	N/A	0.75%	None	1.27%	2.02%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	0.75%	1.65%
SP Technology Portfolio*	N/a	1.15%	None	1.41%	2.56%
SP William Blair International Growth Portfolio	N/A	0.85%	None	0.30%	1.15%
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.84%**	None	0.30%	1.15	%***
SP Balanced Asset Allocation Portfolio	N/A	0.75%**	None	0.21%	0.98	%***
SP Conservative Asset Allocation Portfolio	N/A	0.70%**	None	0.16%	0.88	%***
SP Growth Asset Allocation Portfolio	N/A	0.80%**	None	0.26%	1.07	%***

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP MFS Capital Opportunities Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.
**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to Prudential Investments LLC. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to Prudential Investments LLC.
***	Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to Prudential Investments LLC, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 20003, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, and (c) the 0.05% fee paid to Prudential Investments LLC.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Diversified Bond Portfolio	45	141	246	555
Diversified Conservative Growth Portfolio	100	312	542	1,201
Equity Portfolio	50	157	274	616
Global Portfolio	89	278	482	1,073
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Jennison 20/20 Focus Portfolio	97	303	525	1,166
Money Market Portfolio	45	141	246	555
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
SP Goldman Sachs Small Cap Value Portfolio	106	331	574	1,271
SP Large Cap Value Portfolio	113	353	612	1,352
SP MFS Capital Opportunities Portfolio	205	634	1,088	2,348
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895
SP William Blair International Growth Portfolio	117	365	633	1,398
SP Aggressive Growth Asset Allocation Portfolio	117	365	633	1,398
SP Balanced Asset Allocation Portfolio	100	312	542	1,201
SP Conservative Asset Allocation Portfolio	90	281	488	1,084
SP Growth Asset Allocation Portfolio	109	340	590	1,306

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

41

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

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•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar- weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.)

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

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Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison Associates LLC	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison Associates LLC	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•	Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•	Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•	Invest in delayed delivery and when-issued securities.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Preferred stock.

•	Convertible debt.

•	Debt from emerging markets.

•	Event-linked bonds.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

45

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

46

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

47

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

48

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

49

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•	Purchase or sell securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

50

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

54

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:

i. Attractive returns on capital;

ii. Sustainable earnings and cash flow;

iii. Strong company management focused on long-term returns to shareholders;

•	Attractive valuation opportunities where:

i. The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.

•	Purchase and sell options on equity securities or stock indices.

•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•	Forward foreign currency exchange contracts.

•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•	Swaps.

•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

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SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.

•	Convertible debt and convertible preferred stock.

•	Asset-backed securities.

•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Swaps.

•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

57

SP MFS Capital Opportunities Portfolio

The investment objective of this Portfolio is capital appreciation. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The portfolio focuses on companies which Massachusetts Financial Services Company (MFS) believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the portfolio manager and MFS’ large group of equity research analysts. The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (1) 35% of its net assets in foreign securities and (2) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio can invest in a wide variety of debt and equity securities, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Brady Bonds.

•	Depositary receipts.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities and stock indices).

•	Repurchase agreements.

•	Mortgage dollar rolls.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Warrants.

•	When-issued and delayed delivery securities.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may also lend its securities.

The Portfolio also may assume a temporary defensive position. In response to adverse market conditions or when restructuring the Portfolio, MFS may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Massachusetts Financial Services Company (MFS).

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Depository receipts.

•	Emerging markets equity securities.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities, and stock indices).

•	Repurchase agreements.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Short-term debt.

•	Warrants.

•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

59

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•	Preferred stock.

•	Debt from emerging markets.

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•	Forward foreign currency exchange contracts.

•	Event-linked bonds.

•	Convertible debt and convertible preferred stock.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•	Repurchase Agreements and Reverse Repurchase Agreements.

•	Dollar rolls.

•	Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Foreign currency forward contracts.

•	Derivative strategies.

•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

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•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•	Repurchase agreements.

•	Debt securities.

•	Convertible securities

•	High yield or “junk” bonds.

•	Warrants.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	When-issued and delayed delivery securities.

•	Short sales against-the-box.

•	U.S. Government securities.

•	Brady Bonds.

•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•	Short sales.

•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•	Nonconvertible preferred stocks.

•	Convertible debt and convertible preferred stock

•	American Depositary Receipts (ADRs).

•	Warrants and rights that can be exercised to obtain stock.

•	Investments in various types of business ventures, including partnerships and joint ventures.

•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

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SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,

•	Forward foreign currency exchange contracts.

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•	Purchase securities on a when-issued or delayed delivery basis.

•	Borrow up to 33% of the value of the Portfolio’s total assets.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

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SP Asset Allocation Portfolios

There are four Asset Allocation Portfolios. The investment objective of each of the Portfolios is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time. While each Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money. The Asset Allocation Portfolios are designed for:

•	the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•	the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and

•	the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor’s individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio currently invests its assets in shares of underlying Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio’s holdings in line with those target percentages. Prudential Investments LLC (PI) expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, PI will review the target percentages annually. Based on its evaluation, the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, PI reserves the right to alter the percentage allocations indicated below and/or the underlying Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio’s investment objective, we can’t guarantee success.

The performance of each Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the underlying Portfolios. A principal risk of investing in each Asset Allocation Portfolio is that PI will make less than optimal decisions regarding allocation of assets in the underlying Portfolios. Because each of the Asset Allocation Portfolios invests all of its assets in underlying Portfolios, the risks associated with each Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the underlying Portfolios to achieve their investment objectives.

Each Asset Allocation Portfolio is managed by Prudential Investments LLC.

SP Aggressive Growth Asset Allocation Portfolio

This Portfolio seeks capital appreciation by investing in domestic equity Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 78% of the Portfolio), invested in shares of:

Jennison Portfolio	(24% of Portfolio)
SP Large Cap Value Portfolio	(34% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(10% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(10% of Portfolio)

•	an international equity component (approximately 22% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(11% of Portfolio)
SP William Blair International Growth Portfolio	(11% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

SP Balanced Asset Allocation Portfolio

This Portfolio seeks to balance current income and growth of capital by investing in domestic equity Portfolios, fixed income Portfolios and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

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•	a domestic equity component (approximately 49% of the Portfolio), invested in shares of:

Jennison Portfolio	(15% of Portfolio)
SP Large Cap Value Portfolio	(22% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(6% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(6% of Portfolio)

•	a fixed income component (approximately 37% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(28% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(4% of Portfolio)

•	an international equity component (approximately 14% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(7% of Portfolio)
SP William Blair International Growth Portfolio	(7% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Conservative Asset Allocation Portfolio

This Portfolio seeks to provide current income with low to moderate capital appreciation by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 33% of the Portfolio), invested in shares of:

Jennison Portfolio	(10% of Portfolio)
SP Large Cap Value Portfolio	(15% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(4% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(4% of Portfolio)

•	a fixed income component (approximately 57% of the Portfolio), invested in shares of:

SP PIMCO Total Return Portfolio	(45% of Portfolio)
SP PIMCO High Yield Portfolio	(5% of Portfolio)
Money Market Portfolio	(7% of Portfolio)

•	an international equity component (approximately 10% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(5% of Portfolio)
SP William Blair International Growth Portfolio	(5% of Portfolio)

For more information on the underlying Portfolios, please refer to the description of each Portfolio’s investment objectives and policies included in this prospectus.

SP Growth Asset Allocation Portfolio

This Portfolio seeks to provide long-term growth of capital with consideration also given to current income by investing in domestic equity Portfolios, fixed income Portfolios, and international Portfolios. The Portfolio currently invests in the following underlying Portfolios:

•	a domestic equity component (approximately 64% of the Portfolio), invested in shares of:

Jennison Portfolio	(20% of Portfolio)
SP Large Cap Value Portfolio	(29% of Portfolio)
SP State Street Research Small Cap Growth Portfolio	(8% of Portfolio)
SP Goldman Sachs Small Cap Value Portfolio	(7% of Portfolio)

•	a fixed income component (approximately 18% of the Portfolio), invested in shares of:

SP PIMCO High Yield Portfolio	(5% of Portfolio)
SP PIMCO Total Return Portfolio	(13% of Portfolio)

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•	an international equity component (approximately 18% of the Portfolio), invested in shares of:

SP Deutsche International Equity Portfolio	(9% of Portfolio)
SP William Blair International Growth Portfolio	(9% of Portfolio)

For more information on the underlying Portfolios, please refer to the descriptions of each Portfolio’s investment objectives and policies included in this prospectus.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Global	0.75
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.85	**
SP Balanced Asset Allocation	0.77	**
SP Conservative Asset Allocation	0.72	**
SP Growth Asset Allocation	0.81	**

**	Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees borne by the underlying Fund Portfolios according to the allocation percentage targets in place during 2003, plus a 0.05% annual management fee paid to PI. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to PI.

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Jennison Portfolio

•	Jennison 20/20 Focus Portfolio

•	SP Prudential U.S. Emerging Growth Portfolio

•	Value Portfolio

•	Diversified Conservative Growth Portfolio (portion)

•	Equity Portfolio (portion)

•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Small Capitalization Stock Portfolio

•	Stock Index Portfolio

•	Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolio:

•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2003, managed approximately $8 billion in assets. The address of EARNEST is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

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Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Massachusetts Financial Services Company (MFS) serves as the subadviser for the SP MFS Capital Opportunities Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). As of December 31, 2003, MFS managed over $140 billion in assets. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	Diversified Conservative Growth Portfolio (portion)

•	SP PIMCO Total Return Portfolio

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, LP (RS Investments) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2003, the firm managed approximately $7.2 billion, which include a family of no-load mutual funds and institutional separate accounts. The address of RS Investments is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Diversified Bond, Diversified Conservative Growth, High Yield Bond and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

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Diversified Conservative Growth Portfolio

A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio. Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 33 years. As Chief Investment Officer of PIMCO, he oversees the management of over $350 billion of fixed income securities. He has over 34 years of investment experience and holds a bachelor’s degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio. Mr. Gross has managed the Portfolio since its inception.

The PIM Fixed Income Group High Yield Team, headed by Paul Appleby, manages the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” for more information. Mr. Appleby has managed the Portfolio since 1999.

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the large cap growth equity portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the large cap growth equity portion of the Portfolio since April 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the large cap growth equity portion of the Portfolio since April 1999.

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the large cap value equity portion of the Portfolio advised by Jennison. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

Bill Wolfenden, a principal of RS Investments and lead portfolio manager of the firm’s small-cap growth separate accounts, is primarily responsible for the day-to-day management of a portion of the Portfolio advised by RS Investments. Prior to joining RS Investments, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

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Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

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David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

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SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP MFS Capital Opportunities Portfolio

S. Irfan Ali and Kenneth J. Enright are primarily responsible for the day-to-day management of the Portfolio. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College. They have managed the Portfolio since October 2002.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in May 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of

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Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

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Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

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Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F1

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.89	$10.16	$10.37	$10.00

Income From Investment Operations:
Net investment income	0.32	0.38	0.42	0.46	0.22
Net realized and unrealized gains (losses) on investments	1.58	(1.08)	(0.28)	(0.09)	0.39

Total from investment operations	1.90	(0.70)	0.14	0.37	0.61

Less Distributions:
Dividends from net investment income	(0.44)	(0.02)	(0.41)	(0.46)	(0.22)
Distributions in excess of net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	—	(0.09)	—
Distributions in excess of net realized gains	—	—	—	(0.02)	—

Total distributions	(0.44)	(0.02)	(0.41)	(0.58)	(0.24)

Net Asset Value, end of period	$10.63	$9.17	$9.89	$10.16	$10.37

Total Investment Return(b)	21.57%	(7.10)%	1.51%	3.79%	6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$169.6	$157.1	$204.1	$204.8	$115.8
Ratios to average net assets:
Expenses	0.98%	0.92%	0.94%	0.93%	1.05	%(c)
Net investment income	2.93%	3.63%	4.17%	4.71%	3.74	%(c)
Portfolio turnover	224%	271%	315%	319%	107	%(d)

(a)	Commencement of investment operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F2

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F3

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F6

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.28	$10.65	$10.99	$11.88	$10.00

Income From Investment Operations:
Net investment income	0.02	0.02	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.40	(2.39)	(0.15)	(0.71)	1.88

Total from investment operations	2.42	(2.37)	(0.10)	(0.66)	1.90

Less Distributions:
Dividends from net investment income	(0.02)	— (d)	(0.05)	(0.05)	(0.02)
Distributions from net realized gains	—	—	(0.19)	(0.18)	—	(d)

Total distributions	(0.02)	—	(0.24)	(0.23)	(0.02)

Net Asset Value, end of period	$10.68	$8.28	$10.65	$10.99	$11.88

Total Investment Return(b):	29.30%	(22.24)%	(1.01)%	(5.41)%	18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$64.6	$57.2	$87.8	$95.8	$65.0
Ratios to average net assets:
Expenses	0.95%	0.97%	0.93%	0.88%	1.09	%(c)
Net investment income	0.18%	0.19%	0.46%	0.45%	0.33	%(c)
Portfolio turnover rate	102%	75%	131%	163%	64	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Not annualized.

F7

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F8

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F9

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F10

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F11

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F12

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F13

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

F14

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F15

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F16

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F17

Financial Highlights

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F18

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

F19

Financial Highlights

	SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

F20

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F21

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F22

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F23

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

F24

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

F25

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov
SEC File No. 811-03623

[GRAPHIC APPEARS HERE]

PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY
The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Jennison 20/20 Focus Portfolio

SP Strategic Partners Focused Growth Portfolio

SP William Blair International Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS
5	EVALUATING PERFORMANCE

8	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

10	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Jennison 20/20 Focus Portfolio
SP Strategic Partners Focused Growth Portfolio
SP William Blair International Growth Portfolio

16	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

19	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

22	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

24	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

24	FINANCIAL HIGHLIGHTS

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make

1

every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

2

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio

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invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

* * *

4

EVALUATING PERFORMANCE

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

13.96% (2nd quarter of 2003)	–18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)		SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%		2.46%		—
Class II shares	28.80%		—	–	0.81%
S&P 500 Index**	28.67%	–	2.44%	–	3.81%
Russell® 1000 Index***	29.89%	–	1.87%	–	3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	–	2.88%	–	5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%		0.65%	–	2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

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SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)		SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	–	13.01%		—
Class II shares	25.45%		—	–	9.65%
S&P 500 Index**	28.67%	–	6.13%	–	4.05%
Russell 1000® Growth Index***	29.75%	–	15.18%	–	9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	–	14.61%	–	10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

19.14% (2nd quarter of 2003)	–20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION(9/22/00)		SINCE CLASS II INCEPTION(10/4/00)
Class I shares	39.57%	–	14.83%		—
Class II shares	39.14%		—	–	14.73%
MSCI EAFE Index**	38.59%	–	3.50%	–	3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	–	5.28%	–	5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses

Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	0.35%	1.35%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	0.25%	0.90%	2.05%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.
*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.41%.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years

Jennison 20/20 Focus Portfolio	137	428	739	1,463
SP Strategic Partners Focused Growth Portfolio	208	643	1,103	2,229
SP William Blair International Growth Portfolio	158	490	845	1,688

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.
•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.
•	Purchase or sell securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.
•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.
•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.
•	Short sales.
•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
•	Nonconvertible preferred stocks.
•	Convertible debt and convertible preferred stock
•	American Depositary Receipts (ADRs).
•	Warrants and rights that can be exercised to obtain stock.
•	Investments in various types of business ventures, including partnerships and joint ventures.
•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

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•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked B onds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal

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and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets; lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets

Jennison 20/20 Focus	0.75
SP Strategic Partners Focused Growth	0.90
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Jennison 20/20 Focus Portfolio
•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the

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distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

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Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

24

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,			February 15, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.23	$10.63	$10.99	$11.36

Income From Investment Operations:
Net investment income	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	2.37	(2.40)	(0.15)	(0.19)

Total from investment operations	2.37	(2.40)	(0.13)	(0.18)

Less Distributions:
Dividends from net investment income	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	(0.19)	(0.18)

Total distributions	—	—	(0.23)	(0.19)

Net Asset Value, end of period	$10.60	$8.23	$10.63	$10.99

Total Investment Retun(b):	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	102%	75%	131%	163%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

F1

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,		January 12, 2001(a) through December 31, 2001(e)
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.99	$6.70	$8.43

Income From Investment Operations:
Net investment loss	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	1.30	(1.69)	(1.70)

Total from investment operations	1.27	(1.71)	(1.73)

Net Asset Value, end of period	$6.26	$4.99	$6.70

Total Investment Return(b)	25.45%	(25.52)%	(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.3	$6.6	$2.0
Ratios to average net assets:(d)
Expenses	1.41%	1.41%	1.41	%(c)
Net investment loss	(0.68)%	(0.68)%	(0.58	)%(c)
Portfolio turnover rate	93%	62%	116%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)	Calculated based upon weighted average shares outstanding during the period.

F2

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F3

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Equity Portfolio

Jennison Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP William Blair International Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS

5	EVALUATING PERFORMANCE

9	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

11	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Equity Portfolio
Jennison Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP William Blair International Growth Portfolio

18	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

21	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

25	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

26	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

27	FINANCIAL HIGHLIGHTS

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

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We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves

2

risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

3

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

4

EVALUATING PERFORMANCE

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

5

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

6

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

7

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

8

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	0.19%	0.89%
Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	0.25%	0.35%	1.20%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	91	284	493	928
Jennison Portfolio	106	331	574	1,106
SP Prudential U.S. Emerging Growth Portfolio	122	381	660	1,292
SP William Blair International Growth Portfolio	158	490	845	1,688

10

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Foreign currency forward contracts.
•	Derivative strategies.
•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

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•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.
•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

15

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

16

•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

*    *    *

17

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

18

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

19

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45
Jennison	0.60
SP Prudential U.S. Emerging Growth	0.60
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Jennison Portfolio
•	SP Prudential U.S. Emerging Growth Portfolio
•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and

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asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

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The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Equity Portfolio
	Class II
	Year Ended December 31,				May 3, 1999(c) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.76	$20.49	$24.51	$28.92	$32.79

Income From Investment Operations:
Net investment income	0.08	0.09	0.09	0.39	0.28
Net realized and unrealized gains (losses) on investments	4.83	(4.72)	(2.83)	0.26	(0.60)

Total from investment operations	4.91	(4.63)	(2.74)	0.65	(0.32)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.40)	(0.34)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.21)

Total distributions	(0.09)	(0.10)	(1.28)	(5.06)	(3.55)

Net Asset Value, end of period	$20.58	$15.76	$20.49	$24.51	$28.92

Total Investment Return(a)	31.11%	(22.62)%	(11.57)%	2.83%	(0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.8	$0.4	$1.1	$1.8	$0.3
Ratios to average net assets:
Expenses	0.89%	0.88%	0.89%	0.91%	0.87	%(b)
Net investment income	0.54%	0.46%	0.45%	1.26%	1.33	%(b)
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

F1

Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

F2

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,			July 9, 2001(a) through December 31, 2001
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.65	$6.88		$7.56

Income From Investment Operations:
Net investment loss	(0.05)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	1.98	(2.18)		(0.67)

Total from investment operations	1.93	(2.23)		(0.68)

Net Asset Value, end of period	$6.58	$4.65		$6.88

Total Investment Return(b)	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(0.97)%	(0.89	)%(c)	(0.87	)%(c)(d)
Portfolio turnover rate	213%	299%		258%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)	Annualized.

F3

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F4

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Jennison Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

1	PRINCIPAL RISKS

3	EVALUATING PERFORMANCE

4	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

6	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Jennison Portfolio

8	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

11	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

14	HOW TO BUY AND SELL SHARES OF THE FUND
Net Asset Value
Distributor

16	OTHER INFORMATION
Federal Income Taxes
Monitoring for Possible Conflicts

16	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

2

EVALUATING PERFORMANCE

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

3

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses1	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%

[1]	Includes 0.15% administration fee.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	106	331	574	1,106

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

6

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

* * *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

8

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal

9

and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

* * *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison	0.60

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolio:

•	Jennison Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

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Portfolio Managers

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of

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the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Jennison Portfolio

SP William Blair International Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS
4	EVALUATING PERFORMANCE

6	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

8	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Jennison Portfolio
SP William Blair International Growth Portfolio

12	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

15	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

18	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

20	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

20	FINANCIAL HIGHLIGHTS

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

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Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

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EVALUATING PERFORMANCE

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

29.46% (4th quarter of 1998)	–19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	–2.89%	9.76%	—
Class II shares	29.61%	—	—	–13.65%
S&P 500 Index**	28.67%	–0.57%	11.13%	–4.20%
Russell 1000® Growth Index***	29.75%	–5.11%	8.94%	–12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	–3.22%	8.35%	–10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

19.14% (2nd quarter of 2003)	–20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	–14.83%	—
Class II shares	39.14%	—	–14.73%
MSCI EAFE Index**	38.59%	–3.50%	–3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	–5.28%	–5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses

Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years

Jennison Portfolio	106	331	574	1,106
SP William Blair International Growth Portfolio	158	490	845	1,688

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

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•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

*     *     *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets

Jennison	0.60
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Jennison Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class

18

of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

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Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

F1

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F2

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:

Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Jennison Portfolio

Jennison 20/20 Focus Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS
4	EVALUATING PERFORMANCE

6	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

8	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Jennison Portfolio
Jennison 20/20 Focus Portfolio

11	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

14	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

17	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

19	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

19	FINANCIAL HIGHLIGHTS

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

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PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

2

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

3

EVALUATING PERFORMANCE

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

4

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

13.96% (2nd quarter of 2003)	–18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)		SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%		2.46%		—
Class II shares	28.80%		—	–	0.81%
S&P 500 Index**	28.67%	–	2.44%	–	3.81%
Russell® 1000 Index***	29.89%	–	1.87%	–	3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	–	2.88%	–	5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%		0.65%	–	2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

5

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses1	Total Annual Portfolio Operating Expenses

Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%
Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	0.35%	1.35%

[1]	Includes 0.15% administration fee.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years

Jennison Portfolio	106	331	574	1,106
Jennison 20/20 Focus Portfolio	137	428	739	1,463

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.
•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.
•	Purchase or sell securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets

Jennison	0.60
Jennison 20/20 Focus	0.75

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Jennison Portfolio
•	Jennison 20/20 Focus Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

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Portfolio Managers

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

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Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

18

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

19

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

F1

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,			February 15, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.23	$10.63	$10.99	$11.36

Income From Investment Operations:
Net investment income	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	2.37	(2.40)	(0.15)	(0.19)

Total from investment operations	2.37	(2.40)	(0.13)	(0.18)

Less Distributions:
Dividends from net investment income	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	(0.19)	(0.18)

Total distributions	—	—	(0.23)	(0.19)

Net Asset Value, end of period	$10.60	$8.23	$10.63	$10.99

Total Investment Retun(b):	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	102%	75%	131%	163%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

F2

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

By Electronic Request:	Via the Internet:
publicinfo@sec.gov (The SEC charges a fee to copy documents.)	on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Jennison Portfolio

Jennison 20/20 Focus Portfolio

SP William Blair International Growth Portfolio

Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

2	PRINCIPAL RISKS

5	EVALUATING PERFORMANCE

9	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

11	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Value Portfolio
SP William Blair International Growth Portfolio[1]

17	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

20	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

23	HOW TO BUY AND SELL SHARES OF THE FUND
Net Asset Value
Distributor

25	OTHER INFORMATION
Federal Income Taxes
Monitoring for Possible Conflicts

26	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

[1]	Formerly SP Jennison International Growth Portfolio

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk

1

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	credit risk
•	foreign investment risk
•	interest rate risk
•	management risk
•	market risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

2

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

3

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

*    *    *

4

EVALUATING PERFORMANCE

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

5

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)	SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%	2.46%	—
Class II shares	28.80%	—	-0.81%
S&P 500 Index**	28.67%	-2.44%	-3.81%
Russell® 1000 Index***	29.89%	-1.87%	-3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-2.88%	-5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%	0.65%	-2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

6

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

8

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%
Jennison 20/20 Focus Portfolio	N/A	0.75%	0.25%	0.35%	1.35%
Value Portfolio	N/A	0.40%	0.25%	0.19%	0.84%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.

9

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	106	331	574	1,106
Jennison 20/20 Focus Portfolio	137	428	739	1,463
Value Portfolio	86	268	466	868
SP William Blair International Growth Portfolio	158	490	845	1,688

10

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

11

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.
•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.
•	Purchase or sell securities on a when-issued or delayed delivery basis.
•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Swap agreements, including interest rate and equity swaps.
•	Purchase and sell options on equity securities.
•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales and short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

14

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

15

•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

*    *    *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

17

Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-Related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

18

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

20

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison 20/20 Focus	0.75
Jennison	0.60
Value	0.40
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Jennison Portfolio
•	Jennison 20/20 Focus Portfolio
•	Value Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

22

Portfolio Managers

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

23

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

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A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

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FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

F1

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,			February 15, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.23	$10.63	$10.99	$11.36

Income From Investment Operations:
Net investment income	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	2.37	(2.40)	(0.15)	(0.19)

Total from investment operations	2.37	(2.40)	(0.13)	(0.18)

Less Distributions:
Dividends from net investment income	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	(0.19)	(0.18)

Total distributions	—	—	(0.23)	(0.19)

Net Asset Value, end of period	$10.60	$8.23	$10.63	$10.99

Total Investment Retun(b):	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	102%	75%	131%	163%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

F2

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F3

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,		May 14, 2001(c) through December 31, 2001
	2003(d)	2002(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$19.79

Income From Investment Operations:
Net investment income	0.16	0.16	0.12
Net realized and unrealized gain (losses) on investments	3.62	(4.15)	(1.01)

Total from investment operations	3.78	(3.99)	(0.89)

Less Distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	(0.85)
Tax return of capital distributions	— (e)	—	—

Total distributions	(0.16)	(0.17)	(0.99)

Net Asset Value, end of year	$17.37	$13.75	$17.91

Total Investment Return(a)	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.83%	0.84	%(b)
Net investment income	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	72%	94%	175%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

(d)	Calculated based upon weighted average shares outstanding during the year.

(e)	Less than $0.005 per share.

F4

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Equity Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
1	PRINCIPAL RISKS
3	EVALUATING PERFORMANCE
4	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
6	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Equity Portfolio
8	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
11	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
14	HOW TO BUY AND SELL SHARES OF THE FUND
Net Asset Value
Distributor
16	OTHER INFORMATION
Federal Income Taxes
Monitoring for Possible Conflicts
16	FINANCIAL HIGHLIGHTS

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

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Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

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EVALUATING PERFORMANCE

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter

16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

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FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	0.19%	0.89%

[1]	Includes 0.15% administration fee.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	91	284	493	928

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. 20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.
•	Forward foreign currency exchange contracts
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Equity	0.45

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Equity Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

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Portfolio Managers

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

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Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

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Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Equity Portfolio
	Class II
	Year Ended December 31,				May 3, 1999(c) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.76	$20.49	$24.51	$28.92	$32.79

Income From Investment Operations:
Net investment income	0.08	0.09	0.09	0.39	0.28
Net realized and unrealized gains (losses) on investments	4.83	(4.72)	(2.83)	0.26	(0.60)

Total from investment operations	4.91	(4.63)	(2.74)	0.65	(0.32)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.40)	(0.34)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.21)

Total distributions	(0.09)	(0.10)	(1.28)	(5.06)	(3.55)

Net Asset Value, end of period	$20.58	$15.76	$20.49	$24.51	$28.92

Total Investment Return(a)	31.11%	(22.62)%	(11.57)%	2.83%	(0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.8	$0.4	$1.1	$1.8	$0.3
Ratios to average net assets:
Expenses	0.89%	0.88%	0.89%	0.91%	0.87	%(b)
Net investment income	0.54%	0.46%	0.45%	1.26%	1.33	%(b)
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Jennison Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP William Blair International Growth Portfolio

Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

3	PRINCIPAL RISKS

6	EVALUATING PERFORMANCE

10	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

12	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
Jennison Portfolio
Value Portfolio
SP Prudential U.S. Emerging Growth Portfolio

18	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

21	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

24	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

26	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

27	FINANCIAL HIGHLIGHTS

1

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	credit risk
•	foreign investment risk

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•	interest rate risk
•	management risk
•	market risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk
•	portfolio turnover risk

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

4

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

* * *

5

EVALUATING PERFORMANCE

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

6

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

8

SP	William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

9

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses
Jennison Portfolio	N/A	0.60%	0.25%	0.19%	1.04%
Value Portfolio	N/A	0.40%	0.25%	0.19%	0.84%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	0.25%	0.35%	1.20%
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Jennison Portfolio	106	331	574	1,106
Value Portfolio	86	268	466	868
SP Prudential U.S. Emerging Growth Portfolio	122	381	660	1,292
SP William Blair International Growth Portfolio	158	490	845	1,688

11

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Equity swap agreements.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Swap agreements, including interest rate and equity swaps.
•	Purchase and sell options on equity securities.
•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.
•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts
•	Forward foreign currency exchange contracts.
•	Purchase securities on a when-issued or delayed delivery basis.
•	Short sales and short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

14

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.
•	Foreign currency forward contracts.
•	Derivative strategies.
•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.
•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

15

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

16

•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

* * *

17

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

* * *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Jennison	0.60
Value	0.40
SP Prudential U.S. Emerging Growth	0.60
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Jennison Portfolio
•	SP Prudential U.S. Emerging Growth Portfolio
•	Value Portfolio

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances,disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by

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Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

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All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

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Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

F1

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,			July 9, 2001(a) through December 31, 2001
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.65	$6.88		$7.56

Income From Investment Operations:
Net investment loss	(0.05)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	1.98	(2.18)		(0.67)

Total from investment operations	1.93	(2.23)		(0.68)

Net Asset Value, end of period	$6.58	$4.65		$6.88

Total Investment Return(b)	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(0.97)%	(0.89	)%(c)	(0.87	)%(c)(d)
Portfolio turnover rate	213%	299%		258%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)	Annualized.

F2

Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F3

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,		May 14, 2001(c) through December 31, 2001
	2003(d)	2002(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$19.79

Income From Investment Operations:
Net investment income	0.16	0.16	0.12
Net realized and unrealized gain (losses) on investments	3.62	(4.15)	(1.01)

Total from investment operations	3.78	(3.99)	(0.89)

Less Distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	(0.85)
Tax return of capital distributions	— (e)	—	—

Total distributions	(0.16)	(0.17)	(0.99)

Net Asset Value, end of year	$17.37	$13.75	$17.91

Total Investment Return(a)	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.83%	0.84	%(b)
Net investment income	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	72%	94%	175%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

(d)	Calculated based upon weighted average shares outstanding during the year.

(e)	Less than $0.005 per share.

F4

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

SP William Blair International Growth Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

1	PRINCIPAL RISKS

4	EVALUATING PERFORMANCE

5	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

7	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies
SP William Blair International Growth Portfolio

10	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls
Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities

13	HOW THE FUND IS MANAGED

Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers

18	HOW TO BUY AND SELL SHARES OF THE FUND

Net Asset Value
Distributor

18	OTHER INFORMATION

Federal Income Taxes
Monitoring for Possible Conflicts

18	FINANCIAL HIGHLIGHTS

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•	company risk
•	derivatives risk
•	foreign investment risk
•	management risk
•	market risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock

2

prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

3

EVALUATING PERFORMANCE

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (10/4/00)
Class I shares	39.57%	-14.83%	—
Class II shares	39.14%	—	-14.73%
MSCI EAFE Index**	38.59%	-3.50%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

4

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Portfolio Operating Expenses
SP William Blair International Growth Portfolio	N/A	0.85%	0.25%	0.45%	1.55%

[1]	Includes 0.15% administration fee.

5

Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
SP William Blair International Growth Portfolio	158	490	845	1,688

6

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

7

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics as well as compare the company’s stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only “Investment-Grade” fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.
•	Purchase and sell options on equity securities, stock indexes and foreign currencies.
•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts,
•	Forward foreign currency exchange contracts.

8

•	Purchase securities on a when-issued or delayed delivery basis.
•	Borrow up to 33% of the value of the Portfolio’s total assets.
•	Short sales against-the-box.
•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC. Prior to May 1, 2004, the Portfolio was managed by Jennison Associates LLC.

*    *    *

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

*    *    *

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Each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
SP William Blair International Growth	0.85

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2003, William Blair managed approximately $17.3 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

SP William Blair International Growth Portfolio (formerly, SP Jennison International Growth Portfolio)

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

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The NAV for each of the Portfolios is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

For each Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

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OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	SP William Blair International Growth Portfolio (formerly SP Jennison International Growth Portfolio)
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

F1

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRESORTED STANDARD U.S. POSTAGE PAID PERMIT 8048 NY, NY

The Prudential Series Fund, Inc.

Prospectus

May 1, 2004

Conservative Balanced Portfolio	Value Portfolio
Diversified Bond Portfolio	SP AIM Aggressive Growth Portfolio
Diversified Conservative Growth Portfolio	SP Alliance Large Cap Growth Portfolio
Equity Portfolio	SP Davis Value Portfolio
Flexible Managed Portfolio	SP Deutsche International Equity Portfolio
Global Portfolio	SP Goldman Sachs Small Cap Value Portfolio
Government Income Portfolio	SP Large Cap Value Portfolio
High Yield Bond Portfolio	SP Mid Cap Growth Portfolio
Jennison Portfolio	SP PIMCO Total Return Portfolio
Jennison 20/20 Focus Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Money Market Portfolio	SP State Street Research Small Cap Growth Portfolio
Natural Resources Portfolio	SP Strategic Partners Focused Growth Portfolio
Small Capitalization Stock Portfolio	SP Technology Portfolio
Stock Index Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

A particular Portfolio may not be available under the variable life insurance or variable annuity contract which you have chosen. The prospectus of the specific contract which you have chosen will indicate which Portfolios are available and should be read in conjunction with this prospectus.

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

11	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE

41	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

43	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

43	Investment Objectives and Policies
43	Conservative Balanced Portfolio
45	Diversified Bond Portfolio
47	Diversified Conservative Growth Portfolio
49	Equity Portfolio
50	Flexible Managed Portfolio
52	Global Portfolio
53	Government Income Portfolio
54	High Yield Bond Portfolio
55	Jennison Portfolio
56	Jennison 20/20 Focus Portfolio
57	Money Market Portfolio
59	Natural Resources Portfolio
60	Small Capitalization Stock Portfolio
61	Stock Index Portfolio
62	Value Portfolio
63	SP AIM Aggressive Growth Portfolio
64	SP Alliance Large Cap Growth Portfolio
66	SP Davis Value Portfolio
67	SP Deutsche International Equity Portfolio
68	SP Goldman Sachs Small Cap Value Portfolio[1]
69	SP Large Cap Value Portfolio
70	SP Mid Cap Growth Portfolio
71	SP PIMCO Total Return Portfolio
73	SP Prudential U.S. Emerging Growth Portfolio
75	SP State Street Research Small Cap Growth Portfolio[2]
76	SP Strategic Partners Focused Growth Portfolio
78	SP Technology Portfolio[3]

79	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

79	American Depositary Receipts
79	Asset-Backed Securities
79	Collateralized Debt Obligations
79	Convertible Debt and Convertible Preferred Stock
79	Credit Default Swaps
79	Credit-Linked Securities
79	Derivatives
79	Dollar Rolls
79	Equity Swaps
79	Event-Linked Bonds
80	Forward Foreign Currency Exchange Contracts
80	Futures Contracts
80	Interest Rate Swaps
80	Joint Repurchase Account
80	Loans and Assignments
80	Mortgage-Related Securities
81	Options
81	Real Estate Investment Trusts
81	Repurchase Agreements
81	Reverse Repurchase Agreements
81	Short Sales
81	Short Sales Against-the-Box
81	Swap Options
81	Swaps
81	Total Return Swaps
81	When-Issued and Delayed Delivery Securities

82	HOW THE FUND IS MANAGED

82	Board of Directors
82	Investment Adviser
84	Investment Subadvisers
86	Portfolio Managers

93	HOW TO BUY AND SELL SHARES OF THE FUND

93	Net Asset Value
95	Distributor

95	OTHER INFORMATION

95	Federal Income Taxes
95	Monitoring for Possible Conflicts

95	FINANCIAL HIGHLIGHTS

(For more information—see back cover)

[1]	Formerly SP Small/Mid Cap Portfolio
[2]	Formerly SP INVESCO Small Company Growth Portfolio
[3]	Formerly SP Alliance Technology Portfolio

This prospectus provides information about The Prudential Series Fund, Inc. (the Fund), which consists of 36 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will resemble that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be investment grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than

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high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio’s assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	mortgage risk

•	prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	leveraging risk

•	liquidity risk

•	management risk

•	market risk

•	prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. One manager uses a “value” approach, which means he or she attempts to identify strong companies selling at a discount from their perceived true value. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. The other manager uses a “growth” approach, which means he or she seeks companies that exhibit higher-than-average earnings growth. “Growth” stocks usually involve a higher level of risk than “value” stocks, because growth stocks tend to attract more attention and speculative investment than value stocks. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

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Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•	credit risk

•	interest rate risk

•	management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	industry/sector risk

•	interest rate risk

•	management risk

•	market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of February 29, 2004 the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

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Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	credit risk

•	foreign investment risk

•	interest rate risk

•	management risk

•	market risk

SP AIM Aggressive Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in the common stocks of companies whose earnings the portfolio managers expect to grow more than 15% per year. Growth stocks may involve a higher level of risk than value stocks, because growth stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, A I M Capital Management, Inc. invests in securities of small- and medium-sized growth companies, may invest up to 25% of its total assets in foreign securities and may invest up to 15% of its total assets in real estate investment trusts (REITs). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	liquidity risk

•	management risk

•	market risk

•	smaller company risk

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SP Alliance Large Cap Growth Portfolio

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in stocks of companies considered to have large capitalizations (i.e., similar to companies included in the S&P 500 Index). Up to 15% of the Portfolio’s total assets may be invested in foreign securities. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. From a research universe of more than 500 companies, Alliance Capital Management, L.P. (Alliance) selects the Portfolio’s investments from those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. “Alliance”, “Alliance Capital” and their logos are registered marks of Alliance Capital Management, L.P. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers use the investment philosophy of Davis Advisors to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	liquidity risk

•	management risk

•	market risk

SP Deutsche International Equity Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio invests primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Deutsche Asset Management Investment Services Limited (DeAMIS).

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	liquidity risk

•	management risk

•	market risk

•	portfolio turnover risk

•	smaller company risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

•	style risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Asset Management, Inc. (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses a bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as top-down approach of diversification by industry and company and paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

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Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	credit risk

•	derivatives risk

•	foreign investment risk

•	high yield risk

•	interest rate risk

•	management risk

•	market risk

•	prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for

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accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by State Street Research and Management Company.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

Principal Risks:

•	company risk

•	derivatives risk

•	foreign investment risk

•	management risk

•	market risk

•	portfolio turnover risk

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:

•	company risk

•	credit risk

•	derivatives risk

•	foreign investment risk

•	growth stock risk

•	industry/sector risk

•	interest rate risk

•	initial public offering (IPO) risk

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•	liquidity risk

•	management risk

•	market risk

•	short sale risk

•	smaller company risk

•	technology company risk

•	technology sector risk

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mis-pricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

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Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities (liquidity risk).

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk. Actively managed investment portfolios are subject to management risk. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see

12

market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk. A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and taxable capital gain distributions to a Portfolio’s shareholders.

Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

* * *

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EVALUATING PERFORMANCE

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
10.14%, 2nd quarter of 2003	-8.18%, 3rd quarter of 2002

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	18.77%	2.38%	6.43%
S&P 500 Index**	28.67%	-0.57%	11.06%
Conservative Balanced Custom Blended Index***	15.65%	3.07%	9.06%
Lipper Variable Insurance Products (VIP) Balanced Average****	18.97%	2.96%	8.23%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Conservative Balanced Custom Blended Index consists of the Standard & Poor’s 500 Composite Stock Price Index (50%), the Lehman Brothers Aggregate Bond Index (40%) and the T-Bill 3 Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
7.32% (2nd quarter of 1995)	-2.83% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	7.49%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds BBB Average***	7.78%	6.17%	6.60%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. .

15

Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (5/3/99)
Class I shares	21.57%	5.12%
S&P 500 Index**	28.67%	-2.44%
Diversified Conservative Growth Custom Blended Index***	20.26%	3.99%
Lipper Variable Insurance Products (VIP) Income Funds Average****	16.94%	3.26%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. companies—gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). The “Since Inception” return reflects the closest calendar month-end return. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

16

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/3/99)
Class I shares	31.65%	1.08%	8.68%	—
Class II shares	31.11%	—	—	-1.86%
S&P 500 Index**	28.67%	-0.57%	11.06%	-2.44%
Russell 1000® Index***	29.89%	-0.13%	11.00%	-1.87%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-1.22%	8.68%	-2.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell 1000® Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

17

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	23.76%	1.59%	6.75%
S&P 500 Index**	28.67%	-0.57%	11.06%
Flexible Managed Custom Blended Index***	18.53%	2.52%	9.62%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	18.59%	3.04%	8.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3-month Blend (5%). The returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source Prudential Investments LLC.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

18

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	34.07%	0.18%	5.94%
MSCI World Index**	33.11%	-0.77%	7.14%
Lipper Variable Insurance Products (VIP) Global Funds Average***	33.65%	3.33%	7.50%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

19

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
6.72% (2nd quarter of 1995)	-3.93% (1st quarter of 1994)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	2.46%	6.36%	6.55%
Lehman Brothers Govt. Bond Index**	2.36%	6.26%	6.72%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.65%	6.20%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

20

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	25.04%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index**	28.97%	5.23%	6.89%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	23.87%	3.54%	5.65%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

21

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE CLASS I INCEPTION (4/25/95)	SINCE CLASS II INCEPTION (2/10/00)
Class I shares	30.25%	-2.89%	9.76%	—
Class II shares	29.61%	—	—	-13.65%
S&P 500 Index**	28.67%	-0.57%	11.13%	-4.20%
Russell 1000® Growth Index***	29.75%	-5.11%	8.94%	-12.00%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-3.22%	8.35%	-10.81%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. Companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

22

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (5/3/99)	SINCE CLASS II INCEPTION (2/15/00)
Class I shares	29.30%	2.46%	—
Class II shares	28.80%	—	-0.81%
S&P 500 Index**	28.67%	-2.44%	-3.81%
Russell® 1000 Index***	29.89%	-1.87%	-3.89%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	26.43%	-2.88%	-5.26%
Lipper Variable Insurance Products (VIP) Multi-Cap Core Funds Average****	31.49%	0.65%	-2.80%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell® 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source:
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio.

23

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (4th quarter of 2003)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	0.84%	3.50%	4.34%
Lipper Variable Insurance Products (VIP) Money Market Average**	0.64%	3.28%	4.12%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lipper Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

7-Day Yield* (as of 12/31/03)

Money Market Portfolio	0.72%
Average Money Market Fund**	0.39%

*	The Portfolio’s yield is after deduction of expenses and does not include Contract charges.
**	Source: iMoneyNet, Inc. As of 12/31/03, based on the iMoneyNet Prime Retail Universe.

24

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.94% (2nd quarter of 1999)	-21.60% (4th quarter of 1997)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	39.00%	24.46%	13.28%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average***	33.70%	14.55%	7.88%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

25

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	SINCE INCEPTION (4/25/95)
Class I shares	38.27%	9.55%	12.66%
S&P SmallCap 600 Index**	38.79%	9.67%	13.05%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average***	41.42%	9.12%	11.32%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the portfolio. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest month-end return.

26

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS
Class I shares	28.18%	-0.77%	10.78%
S&P 500 Index**	28.67%	-0.57%	11.06%
Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average***	28.01%	-0.93%	10.69%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

27

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS II INCEPTION (5/14/01)
Class I Shares	28.07%	4.94%	9.82%	—
Class II Shares	27.63%	—	—	-2.01%
S&P 500 Index**	28.67%	-0.57%	11.06%	11.06%
Russell® 1000 Value Index***	30.03%	3.56%	11.88%	11.88%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	2.55%	9.47%	9.74%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
***	The Russell® 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges.

28

SP AIM Aggressive Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.26% (4th quarter of 2001)	-24.17% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.51%	-12.37%
Russell 2500® Index**	45.51%	4.85%
Russell 2500™ Growth Index***	46.31%	-8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500® Index measures the performance of the 500 smallest companies in the Russell 1000 Index and all 2000 companies included in the Russell 2000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2500™ Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

29

SP Alliance Large Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	23.86%	-13.43%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Growth Index***	29.75%	-15.18%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

30

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.63% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	29.40%	-0.20%
S&P 500 Index**	28.67%	-6.13%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return. ..

31

SP Deutsche International Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	27.37%	-7.33%
MSCI EAFE Index**	38.59%	-3.50%
Lipper Variable Insurance Products (VIP) International Funds Average***	35.41%	-5.28%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

32

SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	33.11%	8.55%
Russell 2500™ Index**	45.51%	4.85%
Russell 2500™ Value Index***	44.93%	14.59%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average****	35.83%	10.57%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
***	The Russell 2500™ Value Index measures the performance of Russell 2500™ companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

Note:	The performance shown reflects the investment policies of the Portfolio in effect during 2003. Effective as of January 20, 2004, the Portfolio invests, under normal circumstances, at least 80% of its investable assets in small capitalization companies.

33

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

0

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	26.76%	0.46%
Russell 1000® Index**	29.89%	-6.30%
Russell 1000® Value Index***	30.03%	2.23%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	28.50%	0.75%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Value Index measures the performance of those Russell 1000® companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

34

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	40.10%	-15.27%
Russell Midcap® Index**	40.06%	2.05%
Russell Midcap Growth® Index***	42.71%	-13.04%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell Midcap® Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities included in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. The returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

35

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

0

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-0.32% (4th quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	5.85%	8.93%
Lehman Brothers Aggregate Bond Index**	4.10%	8.33%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	5.14%	7.98%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

36

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (7/9/01)
Class I Shares	42.09%	-11.69%	—
Class II Shares	41.51%	—	-5.44%
S&P MidCap 400 Index**	35.62%	3.21%	5.43%
Russell Midcap Growth® Index***	42.71%	-13.04%	-2.01%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	36.14%	-15.22%	-6.56%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell Midcap Growth® Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflect the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

37

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE CLASS I INCEPTION (9/22/00)	SINCE CLASS II INCEPTION (1/12/01)
Class I shares	25.84%	-13.01%	—
Class II shares	25.45%	—	-9.65%
S&P 500 Index**	28.67%	-6.13%	-4.05%
Russell 1000® Growth Index***	29.75%	-15.18%	-9.36%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	28.37%	-14.61%	-10.44%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 1000® Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

38

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	34.71%	-12.24%
Russell 2000® Index**	47.25%	3.47%
Russell 2000® Growth Index***	48.54%	-8.46%
Lipper Variable Insurance Products (VIP) Small-Cap Growth Funds Average****	41.73%	-10.11%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Russell 2000® Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

39

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Best Quarter	Worst Quarter
33.41% (4th quarter of 2001)	-34.25% (3rd quarter of 2001)

*	These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/03)

	1 YEAR	SINCE INCEPTION (9/22/00)
Class I shares	42.39%	-20.21%
S&P 500 Index**	28.67%	-6.13%
S&P SuperComposite 1500 Technology Index***	47.88%	-20.20%
Lipper Variable Insurance Products (VIP) Specialty/Miscellaneous Funds Average****	40.28%	-16.66%

*	The Portfolio’s returns are after deduction of expenses and do not include Contract charges.
**	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
***	The Standard & Poor’s SuperComposite 1500 Technology Index is a capitalization-weighted index designed to measure the performance of the technology component of the S&P 500 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return. Source: Lipper, Inc.
****	The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. The “Since Inception” return reflects the closest calendar month-end return.

40

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES

Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%	None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40%	None	0.04%	0.44%
Diversified Conservative Growth Portfolio	N/A	0.75%	None	0.23%	0.98%
Equity Portfolio	N/A	0.45%	None	0.04%	0.49%
Flexible Managed Portfolio	N/A	0.60%	None	0.02%	0.62%
Global Portfolio	N/A	0.75%	None	0.12%	0.87%
Government Income Portfolio	N/A	0.40%	None	0.06%	0.46%
High Yield Bond Portfolio	N/A	0.55%	None	0.05%	0.60%
Jennison Portfolio	N/A	0.60%	None	0.04%	0.64%
Jennison 20/20 Focus Portfolio	N/A	0.75%	None	0.20%	0.95%
Money Market Portfolio	N/A	0.40%	None	0.04%	0.44%
Natural Resources Portfolio	N/A	0.45%	None	0.06%	0.51%
Small Capitalization Stock Portfolio	N/A	0.40%	None	0.08%	0.48%
Stock Index Portfolio	N/A	0.35%	None	0.02%	0.37%
Value Portfolio	N/A	0.40%	None	0.04%	0.44%
SP AIM Aggressive Growth Portfolio*	N/A	0.95%	None	1.07%	2.02%
SP Alliance Large Cap Growth Portfolio	N/A	0.90%	None	0.16%	1.06%
SP Davis Value Portfolio	N/A	0.75%	None	0.07%	0.82%
SP Deutsche International Equity Portfolio*	N/A	0.90%	None	0.40%	1.30%
SP Goldman Sachs Small Cap Value Portfolio*	N/A	0.90%	None	0.20%	1.10%
SP Large Cap Value Portfolio*	N/A	0.80%	None	0.31%	1.11%
SP Mid Cap Growth Portfolio*	N/A	0.80%	None	0.54%	1.34%
SP PIMCO Total Return Portfolio	N/A	0.60%	None	0.05%	0.65%
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60%	None	0.20%	0.80%
SP State Street Research Small Cap Growth Portfolio*	N/A	0.95%	None	0.83%	1.78%
SP Strategic Partners Focused Growth Portfolio*	N/A	0.90%	None	0.75%	1.65%
SP Technology Portfolio*	N/A	1.15%	None	1.41%	2.56%

*	The Portfolio’s total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were 1.07% for SP AIM Aggressive Growth Portfolio, 1.10% for SP Deutsche International Equity Portfolio, 1.04% for SP Goldman Sachs Small Cap Value Portfolio, 0.90% for SP Large Cap Value Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.15% for SP State Street Research Small Cap Growth Portfolio, 1.01% for SP Strategic Partners Focused Growth Portfolio, and 1.30% for SP Technology Portfolio.

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Example

The following example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The example assumes that you invest $10,000 in shares of the Portfolios for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same as in the prior tables. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	45	141	246	555
Diversified Conservative Growth Portfolio	100	312	542	1,201
Equity Portfolio	50	157	274	616
Flexible Managed Portfolio	63	199	346	774
Global Portfolio	89	278	482	1,073
Government Income Portfolio	47	148	258	579
High Yield Bond Portfolio	61	192	335	750
Jennison Portfolio	65	205	357	798
Jennison 20/20 Focus Portfolio	97	303	525	1,166
Money Market Portfolio	45	141	246	555
Natural Resources Portfolio	52	164	285	640
Small Capitalization Stock Portfolio	49	154	269	604
Stock Index Portfolio	38	119	208	468
Value Portfolio	45	141	246	555
SP AIM Aggressive Growth Portfolio	205	634	1,088	2,348
SP Alliance Large Cap Growth Portfolio	108	337	585	1,294
SP Davis Value Portfolio	84	262	455	1,014
SP Deutsche International Equity Portfolio	132	412	713	1,568
SP Goldman Sachs Small Cap Value Portfolio	106	331	574	1,271
SP Large Cap Value Portfolio	113	353	612	1,352
SP Mid Cap Growth Portfolio	136	425	734	1,613
SP PIMCO Total Return Portfolio	66	208	362	810
SP Prudential U.S. Emerging Growth Portfolio	80	255	444	990
SP State Street Research Small Cap Growth Portfolio	181	560	964	2,861
SP Strategic Partners Focused Growth Portfolio	168	520	897	1,955
SP Technology Portfolio	259	796	1,360	2,895

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Portfolio’s investment in debt securities may include investments in mortgage-related securities.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio may invest in asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies

•	Purchase and sell exchange-traded fund shares

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities,, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•	Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt and convertible and preferred stocks and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

45

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

46

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar- weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.)

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

47

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison Associates LLC	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison Associates LLC	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•	Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•	Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•	Invest in delayed delivery and when-issued securities.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Preferred stock.

•	Convertible debt.

•	Debt from emerging markets.

•	Event-linked bonds.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

48

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks of major established corporations as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

20% of the Portfolio’s investable assets may be invested in short, intermediate or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, our portfolio managers use a blend of investment styles. That is, we invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Jennison Associates LLC is responsible for managing approximately 50% of the Portfolio’s assets. GE Asset Management Inc. and Salomon Brothers Asset Management Inc are each responsible for managing approximately 25% of the Portfolio’s assets.

49

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to out-perform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly under-performing that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade. However, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier and considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Real Estate Investment Trusts (REITs).

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•	Purchase and sell exchange-traded fund shares.

•	Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

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•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

51

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in equity and equity-related securities of foreign and U.S. companies. When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio’s total assets in any one foreign country (The 35% limitation does not apply to U.S investments).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change

The Portfolio may normally invest up to 20% of its investable assets in money market instruments, foreign government securities (including those issued by supranational organizations such as the European Union) denominated in U.S. dollars, asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and securities of issuers (including foreign governments and non-governmental foreign issuers) other than the U.S. Government and related entities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment.) The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities and financial indexes.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (the Portfolio may invest up to 30% of its assets in these instruments).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

53

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest primarily in high yield/high risk debt securities, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds and are considered speculative. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Common stock, debt securities and convertible debt and preferred stock.

•	Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•	Asset-backed securities.

•	Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDO’s.

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on debt securities.

•	Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	PIK bonds.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•	Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•	Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements and dollar rolls (up to 30 % of the Portfolio’s assets may be invested in these instruments).

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

54

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company- by-company basis using fundamental analysis. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we choose have superior management, a unique market niche or a strong new product.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Equity swap agreements.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

55

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers as having strong capital appreciation potential. Each portfolio manager will manage his own portion of the Portfolio’s assets, which will usually include a maximum of 20 securities. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short- term investments in such amounts and for such temporary periods of time as market conditions dictate.

Our strategy is to combine the efforts of two outstanding portfolio managers, each with a different investment style, and to invest in only the favorite stock picks of each manager. One manager will invest using a value approach, which means he will attempt to identify strong companies selling at a discount from their perceived true value. The other manager will use a growth approach, which means he seeks companies that exhibit higher-than-average earnings growth.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•	Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•	Purchase or sell securities on a when-issued or delayed delivery basis.

•	Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

56

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase securities on a when-issued or delayed delivery basis.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

57

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

58

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions.

Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are considered speculative.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource related. These holdings may include common stocks, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

59

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of February 29, 2004, the S&P SmallCap 600 Index stocks had market capitalizations of between $300 million and $1 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on equity securities and stock indexes.

•	Purchase and sell stock index futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

60

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market- weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell options on stock indexes.

•	Purchase and sell stock futures contracts and options on those futures contracts.

•	Purchase and sell exchange-traded fund shares.

•	Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

61

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we combine a set of quantitative screens with fundamental research to invest in companies that are undervalued in the market and have identifiable catalysts that may be able to close the gap between the stock price and what we believe to be the true worth of the company. We focus on stocks that are undervalued — those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company’s earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) subsequent events invalidate our investment thesis; (3) the catalysts we expected to narrow the gap between the stock price and what we believe to be the true worth of the company have passed or no longer exist; or (4) the stock price declines to below what we had thought to be the reasonable worst-case scenario.

Up to 35% of the Portfolio’s total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Swap agreements, including interest rate and equity swaps.

•	Purchase and sell options on equity securities.

•	Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts

•	Forward foreign currency exchange contracts.

•	Purchase securities on a when-issued or delayed delivery basis.

•	Short sales and short sales against-the-box.

•	Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

62

SP AIM Aggressive Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio will invest primarily in small- and medium-sized growth companies. The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers invest primarily in securities of companies whose earnings they expect to grow more than 15% per year. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Portfolio may invest up to 25% of its total assets in foreign securities. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Purchase and sell stock index futures contracts and related options on stock index futures.

•	Purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Equity and debt securities of Real Estate Investment Trusts (REITs) (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies to the extent otherwise permissible under the Investment Company Act, and the rules, regulations and orders promulgated thereunder.

•	Preferred stock, convertible debt and convertible preferred stock.

•	Forward foreign currency exchange contracts.

•	Restricted securities.

•	Repurchase agreements and reverse repurchase agreements.

•	Dollar rolls and warrants.

•	When-issued and delayed delivery securities

•	Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•	Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•	U.S. Government securities.

•	Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

The Portfolio is managed by A I M Capital Management, Inc.

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SP Alliance Large Cap Growth Portfolio

The investment objective of this Portfolio is growth of capital by pursuing aggressive investment policies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in stocks of companies considered to have large capitalizations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio usually invests in about 40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio’s investable assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance’s investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies, focusing on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Foreign securities (up to 15% of the Portfolio’s total assets may be invested in foreign securities).

•	Purchase and sell exchange-traded index options and stock index future contracts.

•	Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•	Short sales against-the-box of up to 15% of net Portfolio assets.

•	Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Alliance Capital Management, L.P.

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SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and minimize risk to enhance their potential for superior long-term returns. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•	Proven track record

•	Significant personal ownership in business

•	Intelligent allocation of capital

•	Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•	Strong balance sheet

•	Low cost structure/low debt

•	High after-tax returns on capital

•	High quality of earnings

Strategic Positioning for the Long Term

•	Non-obsolescent products/services

•	Dominant or growing market share in a growing market

•	Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

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SP Deutsche International Equity Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. Under normal circumstances, the Portfolio invests at least 80% of its investable assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company’s market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

Company research lies at the heart of Deutsche Asset Management Investment Services Limited’s (DeAMIS’s) investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines — regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the investment process.

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio’s strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Convertible securities.

•	Warrants.

•	Foreign securities.

•	Options (on stock, debt, stock indices, foreign currencies, and futures).

•	Futures contracts.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	Loan participations.

•	Reverse repurchase agreements.

•	Dollar rolls.

•	When-issued and delayed delivery securities

•	Short sales.

•	Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by Deutsche Asset Management Investment Services Limited. (DeAMIS).

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SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization stocks as stocks of companies with a capitalization of $4 billion or less.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. Typically, in choosing stocks, the subadviser looks for companies using the subadviser’s value investment philosophy. The subadviser seeks to identify:

•	Well-positioned businesses that have:

i.	Attractive returns on capital;

ii.	Sustainable earnings and cash flow;

iii.	Strong company management focused on long-term returns to shareholders;

•	Attractive valuation opportunities where:

i.	The intrinsic value of the business is not reflected in the stock price.

The stocks in which the Portfolio generally invests are those which, in the subadviser’s judgment, are selling below their intrinsic value and at prices that do not adequately reflect the company’s long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company’s prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the company’s underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivative strategies to reduce certain risks of its investments and to enhance income.

•	Purchase and sell options on equity securities or stock indices.

•	Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•	Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•	Forward foreign currency exchange contracts.

•	Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•	Swaps.

•	Repurchase agreements.

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is managed by Goldman Sachs Asset Management, L.P. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management & Research Company.

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SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities or large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Preferred stock and bonds that have attached warrants.

•	Convertible debt and convertible preferred stock.

•	Asset-backed securities.

•	Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, protect its assets or for short-term cash management.

•	Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•	Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•	Swaps.

•	Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley). J.P. Morgan and Hotchkis and Wiley are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to January 20, 2004, the Portfolio was managed by Fidelity Management and Research Company.

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SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2003, the top of the Russell Midcap™ Growth Index range was approximately $13.3 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities:

•	Corporate debt.

•	Lower-rated bonds.

•	U.S. Government securities.

•	Variable and floating rate obligations.

•	Zero coupon bonds.

•	Deferred interest bonds.

•	PIK bonds.

•	Depository receipts.

•	Emerging markets equity securities.

•	Forward contracts.

•	Futures contracts.

•	Securities issued by investment companies.

•	Options (on currencies, futures, securities, and stock indices).

•	Repurchase agreements.

•	Restricted securities.

•	Short sales and short sales against-the-box.

•	Short-term debt.

•	Warrants.

•	When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Asset Management, Inc.

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities: commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•	Preferred stock.

•	Debt from emerging markets.

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•	Forward foreign currency exchange contracts.

•	Event-linked bonds.

•	Convertible debt and convertible preferred stock.

•	Short sales.

•	Securities issued on a when-issued or delayed delivery basis, and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•	Repurchase Agreements and Reverse Repurchase Agreements.

•	Dollar rolls.

•	Illiquid securities (up to 15% of the Portfolio’s assets may be invested in these instruments).

•	Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional Portfolios, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Foreign currency forward contracts.

•	Derivative strategies.

•	Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•	Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

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•	Purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•	Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC.

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SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

State Street Research is primarily looking for companies in the developing stages of their life cycles, which are currently priced below State Street Research’s estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•	Repurchase agreements.

•	Debt securities.

•	Convertible securities

•	High yield or “junk” bonds.

•	Warrants.

•	Forward foreign currency exchange contracts.

•	Interest rate swaps.

•	When-issued and delayed delivery securities.

•	Short sales against-the-box.

•	U.S. Government securities.

•	Brady Bonds.

•	Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, State Street Research may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by State Street Research and Management Company. Prior to May 1, 2004, the Portfolio was managed by INVESCO Institutional (N.A.).

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large-capitalization —although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

Alliance Capital Management’s portfolio manager utilizes the fundamental analysis and research of Alliance’s large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates’ portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. Prudential Investments LLC will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio’s federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

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The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•	Repurchase agreements.

•	Purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•	Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•	Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•	Purchase put and call options and write (that is, sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•	Short sales.

•	Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•	Nonconvertible preferred stocks.

•	Convertible debt and convertible preferred stock

•	American Depositary Receipts (ADRs).

•	Warrants and rights that can be exercised to obtain stock.

•	Investments in various types of business ventures, including partnerships and joint ventures.

•	Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison Associates LLC and Alliance Capital Management, L.P.

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SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in the stocks of companies that use technology in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the Portfolio’s investments may currently be experiencing losses. The Portfolio focuses on those technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the Portfolio’s after-tax performance.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, they offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

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Forward Foreign Currency Exchange Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier”. Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Goldman Sachs Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

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The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2003 with respect to each of the Fund’s Portfolios.

Portfolio	Total advisory fees as % of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
SP AIM Aggressive Growth	0.95
SP Alliance Large Cap Growth	0.90
SP Davis Value	0.75
SP Deutsche International Equity	0.90
SP Goldman Sachs Small Cap Value	0.90
SP Large Cap Value	0.80
SP MFS Capital Opportunities	0.75
SP Mid Cap Growth	0.80
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP State Street Research Small Cap Growth	0.95
SP Strategic Partners Focused Growth	0.90
SP Technology	1.15

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Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•	Global Portfolio

•	Natural Resources Portfolio

•	Jennison Portfolio

•	Jennison 20/20 Focus Portfolio

•	SP Prudential U.S. Emerging Growth Portfolio

•	Value Portfolio

•	Diversified Conservative Growth Portfolio (portion)

•	Equity Portfolio (portion)

•	SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, Jennison had approximately $59 billion in assets under management for institutional and mutual fund clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•	Conservative Balanced Portfolio

•	Diversified Bond Portfolio

•	Flexible Managed Portfolio

•	Government Income Portfolio

•	High Yield Bond Portfolio

•	Money Market Portfolio

•	Small Capitalization Stock Portfolio

•	Stock Index Portfolio

•	Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PIM had approximately $304 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the following Portfolios:

•	SP AIM Aggressive Growth Portfolio

AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 200 investment portfolios as of December 31, 2003, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2003, AIM Capital and its affiliates managed approximately $149 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. (Alliance) serves as the subadviser for the following Portfolios:

•	SP Alliance Large Cap Growth Portfolio

•	SP Strategic Partners Focused Growth Portfolio (portion)

Alliance is a leading global investment management firm, with approximately $475 billion assets under management at December 31, 2003. Alliance provides investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies and high-net-worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2003, Calamos managed approximately $23.8 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2003, Davis managed approximately $46 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

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Deutsche Asset Management Investment Services Limited (DeAMIS) serves as the subadviser to the SP Deutsche International Equity Portfolio. DeAMIS is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2003 DeAMIS and its affiliates had total assets under management exceeding $681 billion. The address of DeAMIS is One Appold Street, London, United Kingdom.

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of December 31, 2003, approximately $167 billion in 201 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. The address of Dreyfus is 200 Park Avenue, New York, New York 10166.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2003, managed approximately $8 billion in assets. The address of EARNEST is 75 Fourteenth Street, Suite 2300, Atlanta, Georgia 30309.

GE Asset Management Incorporated (GEAM) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. As of December 31, 2003, GEAM oversees in excess of $180 billion under management. The address of GEAM is 3003 Summer Street, Stamford, Connecticut 06904.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Goldman Sachs Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $347 billion in assets as of December 31, 2003. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley and Stephen Group, Inc. and affiliates which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had over $9.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•	Diversified Conservative Growth Portfolio (portion)

•	SP PIMCO Total Return Portfolio

PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. As of December 31, 2003, PIMCO managed over $373.8 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, LP (RS Investments) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investments is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2003, the firm managed approximately $7.2 billion, which include a family of no-load mutual funds and institutional separate accounts. The address of RS Investments is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM was established in 1987 and together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

State Street Research and Management Company (State Street) serves as the subadviser for the SP State Street Research Small Cap Growth Portfolio. State Street traces its heritage back to 1924 and the founding of one of America’s first mutual funds. As of December 31, 2003, State Street managed approximately $47.5 billion in assets. The address of State Street is One Financial Center, Boston, Massachusetts 02111.

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Portfolio Managers

Introductory Note about Prudential Investment Management’s Fixed Income Group

The Fixed Income Group of Prudential Investment Management, Inc. (PIM) provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, and Money Market Portfolios. PIM manages approximately $145 billion for Prudential’s retail investors, institutional investors, and policyholders. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential’s Capital Management Group, where he oversaw portfolio management and credit research for Prudential’s General Account and subsidiary fixed-income portfolios. He has more than 19 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income market: US Liquidity (U.S. governments and mortgage-backed securities), Non-US Securities, Corporate Bonds, High Yield Bonds, Emerging Markets, Municipal Bonds, Money Markets, Structured Finance (asset-backed securities), and bank loans. As of December 31, 2003, the teams had the following amounts of assets under management: US Liquidity ($36.3 billion), Non-US Securities ($621 million), Corporate Bonds ($56.1 billion), High Yield Bonds ($10.3 billion), Emerging Markets ($3.1 billion), Municipal Bonds ($3.6 billion), Money Markets ($34.3 billion), Structured Finance ($5.4 billion), and Bank Loans ($227 million).

Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who develop and coordinate investment strategy within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark.

The Market Outlook is developed quarterly by a senior management team led by the Chief Investment Officer. The Market Outlook is a PIM Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

“Top-down” investment decisions such as duration, yield curve, and sector positioning are made consistent with the Market Outlook, while “bottom-up” security selection is implemented by individual Sector Teams, under the supervision of the portfolio manager(s). The Sector Teams buy and sell all securities for the Portfolios.

All security selection is research-driven. Sector Teams rely heavily on fundamental research from the credit research team, while government and mortgage security selection is based primarily on quantitative research. Each Portfolio’s risk exposure is monitored daily and actively managed to ensure consistency with the intended risk/return objectives.

Conservative Balanced Portfolio and Flexible Managed Portfolio

The Portfolios are managed by a team of portfolio managers. Margaret Stumpp, Ph.D., Senior Managing Director of PIM, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

The fixed income segments of the Portfolios are managed by PIM’s Fixed Income Group. The Portfolios are managed using an institutional, team-based approach. The team is led by designated portfolio manager(s) who seek to outperform their benchmark while controlling portfolio risk. The portfolio manager(s) develop and coordinate investment strategy within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Margaret Stumpp, John Moschberger, and Michael Lenarcic are primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio. Dr. Stumpp’s background is discussed above. Mr. Lenarcic is a Managing Director within PIM’s Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. He has managed the Portfolio since 2000. John Moschberger, CFA, is a Vice President of Prudential Investments. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1998.

Dr. Stumpp and James Scott are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio. The background of Dr. Stumpp is discussed above. James Scott is a Senior Managing Director of PIM’s Quantitative Management Group. Mr. Scott has managed balanced and equity portfolios for Prudential’s pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University. He has managed the Portfolio since 2000.

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Government Income Portfolio

Peter Cordrey and Richard Piccirillo of the US Liquidity Team, and Robert Tipp, Chief Investment Strategist and Head of Global Investment Strategy, manage the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmarks while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Market Outlook and the Portfolio’s investment objectives, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Peter Cordrey is Managing Director and head of the US Liquidity Team. Mr. Cordrey has 22 years of investment experience. Prior to joining Prudential Financial in 1996, Mr. Cordrey was Director of Government Securities at Merrill Lynch. He was also head trader on the zero coupon desk at Lehman Brothers. Mr. Cordrey received a BA in Economics from Princeton University and an MBA in Finance from Columbia University. He has managed the Portfolio since November 2001.

Richard Piccirillo is Vice President on the US Liquidity Team. He has 13 years investment experience and has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Prior to that, he was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He has managed the Portfolio since 2003.

Robert Tipp is PIM Fixed Income’s Chief Investment Strategist, Head of Global Investment Strategy, and co-product manager of the Core Plus strategy. Previously, Mr. Tripp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tripp has 20 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkley. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2003.

Diversified Bond Portfolio

Steven Kellner and Robert Tipp of the PIM Fixed Income Group are primarily responsible for the day-to-day management of the Portfolio. They employ an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Group Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Steven A. Kellner, CFA, is Managing Director and head of the Corporate Bond Team. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios and was a fixed income credit analyst. Mr. Kellner joined Prudential Financial in 1986 and has 16 years of investment experience. He received a BCE in Civil Engineering from Villanova University and an MBA from the Wharton School of Business. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Robert Tipp, CFA, is Chief Investment Strategist of PIM’s Fixed Income Group and co-product manager of PIM’s Fixed Income Group’s Core Plus and Global strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Mr. Tipp has 19 years of investment experience. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corp. Prior to that, he was a senior staff analyst at Allstate Research & Planning Center and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp received a BS and an MBA in Finance from the University of California, Berkeley. Robert holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 2002.

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Diversified Conservative Growth Portfolio

A portfolio management team led by William H. Gross manages the core fixed-income portion of the Diversified Conservative Growth Portfolio. Mr. Gross is a founder and Managing Director of Pacific Investment Management Company (PIMCO) and has been associated with the firm for 33 years. As Chief Investment Officer of PIMCO, he oversees the management of over $350 billion of fixed income securities. He has over 34 years of investment experience and holds a bachelor’s degree from Duke University and MBA from UCLA Graduate School of Business. The portfolio management team develops and implements investment strategy for its portion of the Portfolio. Mr. Gross has managed the Portfolio since its inception.

The PIM Fixed Income Group High Yield Team, headed by Paul Appleby, manages the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” for more information. Mr. Appleby has managed the Portfolio since 1999.

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the large cap growth equity portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the large cap growth equity portion of the Portfolio since April 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the large cap growth equity portion of the Portfolio since April 1999.

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the large cap value equity portion of the Portfolio advised by Jennison. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

Bill Wolfenden, a principal of RS Investments and lead portfolio manager of the firm’s small-cap growth separate accounts, is primarily responsible for the day-to-day management of a portion of the Portfolio advised by RS Investments. Prior to joining RS Investments, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Jeffrey P. Siegel and David A. Kiefer are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. They have managed the Portfolio since August 2000.

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Richard Sanderson, Senior Vice President and Director of Investment Research, Domestic Equities, for GEAM, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 33 years of asset management experience and has been employed with GEAM for over 9 years and holds B.A. and M.B.A. degrees from the University of Michigan. He has managed the Portfolio since 1995.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

Daniel J. Duane and Michelle I. Picker are primarily responsible for the day-to-day management of the Portfolio. Mr. Duane, CFA, is an Executive Vice President of Jennison. Prior to joining Jennison in October 2000, he was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in 1990, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned an A.B. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. Mr. Duane also was a Fulbright Scholar at the University of Tuebingen in Germany. He has managed the Portfolio since 1990. Ms. Picker, CFA, is a Vice President of Jennison. Prior to joining Jennison in October 2000, she was a Vice President of Prudential Investment Management, Inc. Prior to joining Prudential in 1992, Ms. Picker was an accountant and consultant at Price Waterhouse. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She has managed the Portfolio since 1997.

High Yield Bond Portfolio

The PIM Fixed Income High Yield Team, headed by Paul Appleby, manages the Portfolio. Mr. Appleby employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Market Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Paul Appleby, CFA, is Managing Director and head of the High Yield Team. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Paul has 17 years of investment experience. Before joining Prudential Financial in 1987, Mr. Appleby was a strategic planner for Amerada Hess Corporation. He received a BS in Economics from the Wharton School of Business and an MBA from MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation. He has managed the Portfolio since 1999.

Jennison Portfolio

Spiros “Sig” Segalas, Michael A. Del Balso and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since February 1999. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She has managed the Portfolio since February 1999.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is primarily responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. He has managed the Portfolio since its inception in April 1999.

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David A. Kiefer, CFA, is primarily responsible for the day-to-day management of the value portion of the Portfolio. Mr. Kiefer is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Money Market Portfolio

The PIM Fixed Income Money Market Team, headed by Joseph M. Tully, manages the Portfolio. He employs an institutional, team-based approach that seeks to outperform the Portfolio’s benchmark while controlling risk. Investment strategy is developed and coordinated within the framework of a PIM Fixed Income Strategic Outlook and the Portfolio’s investment objective, restrictions, policies, and benchmark. (See Introductory Note above for more information.)

Joseph M. Tully is Managing Director and head of the Money Market Team. Mr. Tully has 17 years of experience managing short-term fixed income investments, and 20 years total investment experience. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst. Previously, Mr. Tully was an assistant national bank examiner for the Office of the Comptroller of the Currency. He received a BS in Finance from Fordham University and an MBA from Rutgers University. He has managed the Portfolio since 1995.

Natural Resources Portfolio

Leigh R. Goehring and Michael A. Del Balso are primarily responsible for the day-to-day management of this Portfolio. Mr. Goehring is a Vice President of Jennison. Prior to joining Jennison in September 2000, he was a Vice President of Prudential Investment Management, Inc. Before joining Prudential in 1986, Mr. Goehring managed general equity accounts in the Trust Department at The Bank of New York. He earned a B. A. from Hamilton College. He has managed the Portfolio since 1992. Mr. Del Balso, a Director and Executive Vice President of Jennison, is also Jennison’s Director of Research for Growth Equity. He has been a apart of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso received his B.S. from Yale University and his M.B.A. from Columbia University Graduate School of Business. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

Small Capitalization Stock Portfolio

Wai Chiang, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

John Moschberger, CFA, Vice President of PIM, is primarily responsible for the day-to-day management of the Portfolio. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer and Avi Z. Berg are primarily responsible for the day-to-day management of the Portfolio. David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. They have managed the Portfolio since January 2004.

SP AIM Aggressive Growth Portfolio

A I M Capital Management, Inc. (AIM Capital) uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the Portfolio are Robert M. Kippes (team leader), Karl F.

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Farmer, and Jay K. Rushin. Mr. Kippes, Senior Portfolio Manager of AIM Capital, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1989. Mr. Farmer, Portfolio Manager, has managed the Portfolio since 2003 and has been associated with AIM Capital and/or its affiliates since 1998. Prior to 1998, Mr. Farmer spent 6 years as a pension actuary with William M. Mercer Inc. Mr. Rushin, CFA, Portfolio Manager, has managed the Portfolio since 2000 and has been associated with AIM Capital and/or its affiliates since 1998.

SP Alliance Large Cap Growth Portfolio

Syed Hasnain is primarily responsible for the day-to-day management of the Portfolio. Mr. Hasnain is a Senior vice President and Senior Portfolio Manager with ACMC. Prior to joining ACMC, he worked as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University and Sc.B. from Brown University, and he studied towards a doctorate at Stanford Business School. He has 12 years of investment experience. He has managed the Portfolio since its inception in September 2000.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Deutsche International Equity Portfolio

The Portfolio is managed by a team headed by Alexander Tedder. Mr. Tedder is a Managing Director of Deutsche Asset Management and head of EAFE Equity Portfolio Selection Team. He Joined DeAMIS in 1994 as a portfolio manager. He was a European analyst (1990-1994) and representative (1992-1994) for Schroeders. He is fluent in German, French, Italian and Spanish, and holds Masters in Economics and Business Administration from Freiburg University. He has managed the Portfolio since 2002.

SP Goldman Sachs Small Cap Value Portfolio

GSAM employs a team-based approach to managing the Portfolio. Eileen Rominger, Chip Otness, Lisa Parisi and Kelly Flynn are primarily responsible for the day-to-day management of the Portfolio. Ms. Rominger, Managing Director, joined Goldman Sachs as senior portfolio manager and Chief Investment Officer of the Value Equity team in 1999. From 1981 to 1999, she worked at Oppenheimer Capital as portfolio manager. Mr. Otness, Vice President, joined Goldman Sachs as a senior portfolio manager in 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, Mr. Otness worked at J.P. Morgan as a managing director and senior portfolio manager responsible for small-cap institutional equity investments. Ms. Parisi, Vice President, joined Goldman Sachs as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. Mr. Flynn, Vice President, joined Goldman Sachs as a portfolio manager in April 2002. Prior to joining Goldman Sachs, Mr. Flynn spent 3 years at Lazard Asset Management where he was a portfolio manager for the Small/Mid Cap Value products. They have managed the Portfolio since GSAM became the Portfolio’s subadviser in January 2004.

SP Large Cap Value Portfolio

Nanette Buziak, Cris Posada and Raffaele Zingone are primarily responsible for the day-to-day management of the portion of the Portfolio advised by J.P. Morgan. Ms. Buziak is a Vice President of J.P. Morgan and a portfolio manager in the U.S. Equity Group. She joined J.P. Morgan in 1997. Mr. Posada, a Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across J.P. Morgan’s large cap equity spectrum of products. Mr. Zingone, a Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. They have managed the Portfolio since J.P. Morgan became one of the Portfolio’s subadvisers in January 2004.

91

Sheldon J. Lieberman is primarily responsible for the management of the portion of the Portfolio advised by Hotchkis and Wiley. Mr. Lieberman has been with Hotchkis and Wiley and its predecessors since 1994. He has managed the Portfolio since Hotchkis and Wiley became one of the Portfolio’s subadvisers in January 2004.

SP Mid Cap Growth Portfolio

John P. Calamos, Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO Total Return Portfolio

The Portfolio is managed by a portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and a founding partner of PIMCO. The portfolio management team develops and implements strategy for the Portfolio. The team has managed the Portfolio since its inception in September 2000.

SP Prudential U.S. Emerging Growth Portfolio

Susan Hirsch is primarily responsible for the day-to-day management of the Portfolio. Ms. Hirsch is an Executive Vice President of Jennison. Prior to joining Jennison, she was a Managing Director of Prudential Global Asset Management. Prior to joining Prudential in July 1996, Ms. Hirsch was employed by Lehman Brothers Global Asset Management from 1986 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an Institutional Investor All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993. She holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and The New York Society of Security Analysts, Inc. She has managed the Portfolio since its inception in August 2000.

SP State Street Research Small Cap Growth Portfolio (formerly, SP INVESCO Small Company Growth Portfolio)

Tucker Walsh is the lead portfolio manager and is responsible for the day-to-day management of the Portfolio. Andrew Morey is portfolio manager of the Portfolio. Mr. Walsh, a managing director, joined State Street in 1997. Mr. Morey, a senior vice president, joined State Street in 1995. Mr. Walsh and Mr. Morey have managed the Portfolio since State Street became the Portfolio’s subadviser in May 2004.

SP Strategic Partners Focused Growth Portfolio

Thomas G. Kamp is primarily responsible for the day-to-day management of the portion of the Portfolio advised by Alliance. Mr. Kamp joined Alliance in March 1993, serving as a Portfolio Manager in the Large Cap Growth Team. In 1996, he began managing the offshore (Luxembourg) version of the Premier Growth Fund — the ACM Global Investments — American Growth Portfolio. He has managed the Portfolio since May 2003.

Spiros “Sig” Segalas and Kathleen A. McCarragher are primarily responsible for the day-to-day management of the portion of the Portfolio advised by Jennison. Mr. Segalas is a founding member, a Director and the President and Chief Investment Officer of Jennison. He has been in the investment business for over 43 years. Ms. McCarragher, a Director and Executive Vice President of Jennison, is also Jennison’s Head of Growth Equity. Prior to joining Jennison in 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. They have managed the Portfolio since its inception in August 2000.

SP Technology Portfolio (formerly, SP Alliance Technology Portfolio)

Mark Herskovitz is primarily responsible for the day-to-day management of the Portfolio. Mr. Herskovitz is a senior portfolio manager in the equity research department of The Dreyfus Corporation. Mr. Herskovitz is the primary portfolio manager of the Dreyfus Premier Technology Growth Fund and has been a manager of the fund since its inception in October 1997. Additionally, he serves as head of technology research for The Dreyfus Corporation’s Equity Research department. Prior to joining Dreyfus in 1996, Mr. Herskovitz served as a senior technology analyst at National City Bank where he was responsible for the coverage of companies in the data processing, computer hardware & software, semiconductor and telecom equipment and services industries. Mr. Herskovitz received his A.B. from The University of Chicago where he studied economics and history. He has managed the Portfolio since Dreyfus became the Portfolio’s subadviser in January 2004.

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HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The Portfolios offered by the Fund are not designed to provide Contract owners with a means of speculating on short-term market movements. Frequent trading by Contract owners may, under certain circumstances, disrupt the management of the Portfolios, negatively affect the Portfolios’ performance and increase transaction costs for all Contract owners. Prudential and the other insurance companies maintain the individual Contract owner records and submit to the Portfolios only aggregate orders combining the transactions of many Contract owners. The Portfolios themselves generally cannot monitor trading by particular Contract owners. The vast majority of the assets of the Portfolios are held in separate accounts of Prudential that impose restrictions on transfers by Contract owners. For information about the limits applicable to you, please see the prospectus for your Contract or contact your insurance company.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. Securities for which no market quotations are available will be valued at fair value under the direction of the Fund’s Board of Directors. The Fund also may use fair value pricing if it determines that a market quotation is not reliable based among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

93

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Federal Income Taxes

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice. The SAI provides information about certain tax laws applicable to the Fund.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return. The information is for Class I shares for the periods indicated, unless otherwise indicated.

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report on these financial statements was unqualified.

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Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F1

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F2

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.89	$10.16	$10.37	$10.00

Income From Investment Operations:
Net investment income	0.32	0.38	0.42	0.46	0.22
Net realized and unrealized gains (losses) on investments	1.58	(1.08)	(0.28)	(0.09)	0.39

Total from investment operations	1.90	(0.70)	0.14	0.37	0.61

Less Distributions:
Dividends from net investment income	(0.44)	(0.02)	(0.41)	(0.46)	(0.22)
Distributions in excess of net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	—	(0.09)	—
Distributions in excess of net realized gains	—	—	—	(0.02)	—

Total distributions	(0.44)	(0.02)	(0.41)	(0.58)	(0.24)

Net Asset Value, end of period	$10.63	$9.17	$9.89	$10.16	$10.37

Total Investment Return(b)	21.57%	(7.10)%	1.51%	3.79%	6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$169.6	$157.1	$204.1	$204.8	$115.8
Ratios to average net assets:
Expenses	0.98%	0.92%	0.94%	0.93%	1.05	%(c)
Net investment income	2.93%	3.63%	4.17%	4.71%	3.74	%(c)
Portfolio turnover	224%	271%	315%	319%	107	%(d)

(a)	Commencement of investment operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

F3

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F4

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F5

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F6

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F7

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F8

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

F9

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.28	$10.65	$10.99	$11.88	$10.00

Income From Investment Operations:
Net investment income	0.02	0.02	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.40	(2.39)	(0.15)	(0.71)	1.88

Total from investment operations	2.42	(2.37)	(0.10)	(0.66)	1.90

Less Distributions:
Dividends from net investment income	(0.02)	— (d)	(0.05)	(0.05)	(0.02)
Distributions from net realized gains	—	—	(0.19)	(0.18)	—	(d)

Total distributions	(0.02)	—	(0.24)	(0.23)	(0.02)

Net Asset Value, end of period	$10.68	$8.28	$10.65	$10.99	$11.88

Total Investment Return(b):	29.30%	(22.24)%	(1.01)%	(5.41)%	18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$64.6	$57.2	$87.8	$95.8	$65.0
Ratios to average net assets:
Expenses	0.95%	0.97%	0.93%	0.88%	1.09	%(c)
Net investment income	0.18%	0.19%	0.46%	0.45%	0.33	%(c)
Portfolio turnover rate	102%	75%	131%	163%	64	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Not annualized.

F10

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F11

Financial Highlights

	Natural Resources Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.35	$19.11	$23.59	$17.38	$11.98

Income From Investment Operations:
Net investment income	0.25	0.09	0.43	0.13	0.10
Net realized and unrealized gains (losses) on investments	7.38	3.52	(2.89)	6.36	5.40

Total from investment operations	7.63	3.61	(2.46)	6.49	5.50

Less Distributions:
Dividends from net investment income	(0.98)	(0.12)	(0.55)	(0.16)	(0.10)
Distributions in excess of net investment income	—	—	—	(0.09)	—
Distributions from net realized gains	(1.51)	(0.25)	(1.47)	(0.03)	—
Tax return of capital distributions	—	—	—	—	—

Total distributions	(2.49)	(0.37)	(2.02)	(0.28)	(0.10)

Net Asset Value, end of year	$27.49	$22.35	$19.11	$23.59	$17.38

Total Investment Return(a)	39.00%	18.92%	(10.08)%	37.66%	45.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.7	$379.2	$336.1	$393.2	$289.5
Ratios to average net assets:
Expenses	0.51%	0.50%	0.52%	0.58%	0.57%
Net investment income	0.80%	0.47%	1.94%	0.67%	0.70%
Portfolio turnover rate	24%	37%	23%	30%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F12

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F13

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

F14

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

F15

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.13	$6.49	$8.60	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets(d):
Expenses	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	85%	73%	87%	16	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.

F16

Financial Highlights

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

F17

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

F18

Financial Highlights

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

F19

Financial Highlights

	SP Goldman Sachs Small Cap Value Portfolio (formerly, SP Small/Mid Cap Value Portfolio)
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

F20

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

F21

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F22

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F23

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

F24

Financial Highlights

	SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO Small Company Growth Portfolio)
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

F25

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

F26

Financial Highlights

	SP Technology Portfolio (formerly, SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

F27

For more information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

Call toll-free (800) 778-2255

Write to The Prudential Series Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 By Electronic Request: publicinfo@sec.gov (The SEC charges a fee to copy documents.)	In Person: Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090) Via the Internet: on the EDGAR Database at http://www.sec.gov SEC File No. 811-03623

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